UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04375

Name of Fund: BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal

             Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York

             Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, 55 East 52nd Street,

             New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

ANNUAL REPORT

BlackRock Municipal Bond Fund, Inc.

➢	BlackRock High Yield Municipal Fund

➢	BlackRock National Municipal Fund

➢	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New York Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JUNE 30, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2016	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2016, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, but it underperformed its secondary benchmark, the Custom High Yield Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom High Yield Index.

What factors influenced performance?

•

Municipal bonds delivered strong returns in the first half of 2016, reflecting both the sharp decline in U.S. Treasury yields and the continued health of state and local finances. (Bond prices rise as yields fall.) Lower-quality issues generally outpaced their higher-quality counterparts, as low government bond yields and elevated investor risk appetites fueled increased demand for higher-yielding market segments.

•

The Fund’s higher-quality bias was a headwind to returns. The Fund held below-market weightings in single-B, CCC and unrated securities, meaning that it was unable to participate fully in the outperformance of these market segments. Underweight positions in the state tax-backed issues, local tax-backed issues and utilities also detracted. In addition, the Fund’s below-benchmark duration was a modest drag on performance in the environment of declining rates. (Duration is a measure of interest-rate sensitivity.)

•

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell as prices rose, this aspect of the Fund’s positioning had a modestly negative effect on performance.

•

The Fund’s overweight position in bonds with maturities of 25 years and above benefited performance, as longer-dated issues outpaced the broader market. The Fund’s concentrations in BBB and AA rated securities, which outperformed, also aided results. Sector allocation decisions, led by overweight positions in transportation, corporate and other industries (ranging from development districts to various project-specific financings) were an additional plus. The Fund’s relative performance also continued to benefit from its lack of a position in distressed Puerto Rico bonds, which declined in value during the period.

Describe recent portfolio activity.

•

The investment adviser continued to emphasize the transportation, tobacco and health care sectors as sources of income and potential capital appreciation. In addition, it sought to take advantage of tactical trading opportunities in the new-issue market. Conversely, the investment adviser sought to trim or eliminate holdings where it believed the issuers’ underlying creditworthiness had deteriorated. The Fund maintained its use of leverage in order to enhance both income and total returns.

Describe portfolio positioning at period end.

•

The Fund’s duration posture was below that of the secondary benchmark. The Fund maintained its higher-quality bias, as the investment adviser preferred to have a high degree of liquidity at a time when narrow credit spreads offered only marginal relative value.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

Tobacco	18%
Health	18
Transportation	16
County/City/Special District/School District	14
Education	10
Corporate	9
State	7
Utilities	7
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments

Calendar Year Ended December 31,
2016	8%
2017	8
2018	3
2019	3
2020	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	4%
AA/Aa	11
A	10
BBB/Baa	25
BB/Ba	11
B	12
N/R2	27

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% of the Fund’s total investments.

4	ANNUAL REPORT	JUNE 30, 2016

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2016

				Average Annual Total Returns[6]
				1 Year			5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge		w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.86%	2.81%	6.95%	12.32%		N/A	8.61%	N/A	5.15%	N/A
Investor A	2.51	2.48	6.73	11.94	[8]	7.18%	8.32	7.39%	4.85	4.39%
Investor C	1.88	1.84	6.42	11.20		10.20	7.52	7.52	4.09	4.09
S&P® Municipal Bond Index	—	—	4.35	7.80		N/A	5.46	N/A	4.96	N/A
Custom High Yield Index	—	—	7.67	12.66		N/A	8.50	N/A	5.38	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on August 1, 2006.

[8]

Performance results do not reflect adjustments to valuation for financial reporting purposes in accordance with generally accepted accounting principles and therefore differ from returns reported in the Financial Highlights.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results

Expense Example

	Actual				Hypothetical[11]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Including Interest Expense and Fees[9]	Excluding Interest Expense and Fees[10]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Ending Account Value June 30, 2016	Expenses Paid During the Period[10]
Institutional	$1,000.00	$1,069.50	$3.60	$3.29	$1,000.00	$1,021.38	$3.52	$1,021.68	$3.22
Investor A	$1,000.00	$1,067.30	$4.83	$4.52	$1,000.00	$1,010.09	$4.72	$1,020.49	$4.42
Investor C	$1,000.00	$1,064.20	$8.78	$8.42	$1,000.00	$1,016.36	$8.57	$1,016.71	$8.22

[9]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.70% for Institutional, 0.94% for Investor A and 1.71% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.64% for Institutional, 0.88% for Investor A and 1.64% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2016	5

Fund Summary as of June 30, 2016	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2016, the Fund underperformed both its benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom National Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

•

Municipal bonds generated strong performance in the first half of 2016, reflecting both the sharp decline in U.S. Treasury yields and the continued health of state and local finances. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns.

•

The Fund maintained a duration below that of the index, meaning that it had a lower degree of interest-rate sensitivity. At a time in which yields fell and longer-term bonds outperformed, this aspect of the Fund’s positioning prevented it from fully participating in the rally.

•

Performance was also hurt by the Fund’s above-average level of cash reserves, since cash and cash equivalents generated returns far below those of the benchmark. The primary reason for the elevated cash weighting was the large inflow of new cash into the Fund during the course of the year. Given municipal bonds’ less attractive valuations, low absolute yields, and tighter yield spreads compared to other fixed-income asset classes, the investment adviser adopted a patient approach to putting the new cash to work.

•

The investment adviser reduced leverage in the portfolio in anticipation of greater market volatility and the potential for the Fed to raise interest rates. In light of the gains for the broader market, the Fund would have generated a higher return by maintaining a fully levered position. The Fund held no leverage as of June 30, 2016.

•	The Fund’s bias toward higher-quality bonds also represented a short-term headwind due to the relative strength of lower-quality issues. At the close of the period, the Fund had an average credit quality of AA- based on the S&P’s rating system.

•

The Fund’s performance was helped by its long maturity bias, which enabled it to capitalize on the outperformance of longer-term bonds relative to shorter-term debt. The Fund’s allocation to the tobacco sector, which finished the period as the top-performing sector in the municipal bond market, also aided returns. Lack of exposure to Puerto Rico bonds, which continued to lose ground as the territory’s financial condition grew more stressed, was an additional positive for performance.

•

The Fund sought to manage interest rate risk using 10-year U.S. Treasury futures. Given that Treasury yields fell as prices rose, this aspect of the Fund’s positioning had a modestly negative effect on results. However, the Fund generally kept the size of the futures positions at minimal levels throughout the year.

Describe recent portfolio activity.

•	The Fund concentrated its new purchases in higher-quality securities, with a mix of primary- and secondary-market issues.

•	The Fund held overweight positions in the transportation and utility sectors, as well as state and local authorities. All of these sectors performed well during the annual period.

Describe portfolio positioning at period end.

•

The Fund was positioned defensively, with an above-average cash position and a high average credit quality. The Fund maintained a duration below that of the Custom National Index, reflecting the investment adviser’s view that a cautious stance is warranted with interest rates at historically low levels. The Fund moved to an overweight position in pre-refunded securities, as lower rates prompted municipal issuers to refinance older-dated, higher-yielding debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JUNE 30, 2016

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	1.17%	1.11%	3.66%	6.70%	N/A	6.19%	N/A	5.29%	N/A
Institutional	1.05	1.04	3.60	6.68	N/A	6.08	N/A	5.17	N/A
Service	0.87	0.86	3.50	6.47	N/A	5.78	N/A	4.89	N/A
Investor A	0.87	0.77	3.43	6.42	1.90%	5.90	4.98%	4.95	4.50%
Investor B	0.41	0.30	3.17	5.89	1.89	5.37	5.04	4.43	4.43
Investor C	0.17	0.13	3.05	5.63	4.63	5.11	5.11	4.16	4.16
Investor C1	0.36	0.33	3.15	5.83	N/A	5.31	N/A	4.38	N/A
S&P® Municipal Bond Index	—	—	4.35	7.80	N/A	5.46	N/A	5.05	N/A
Custom National Index	—	—	5.46	9.90	N/A	6.09	N/A	5.36	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,036.60	$2.33	$2.34	$1,000.00	$1,022.56	$2.31	$1,022.63	$2.32
Institutional	$1,000.00	$1,036.00	$2.94	$2.94	$1,000.00	$1,021.96	$2.92	$1,022.03	$2.92
Service Class	$1,000.00	$1,035.00	$3.90	$3.91	$1,000.00	$1,021.06	$3.87	$1,021.13	$3.88
Investor A	$1,000.00	$1,034.30	$3.64	$3.65	$1,000.00	$1,021.26	$3.62	$1,021.33	$3.63
Investor B	$1,000.00	$1,031.70	$6.16	$6.23	$1,000.00	$1,018.76	$6.12	$1,018.83	$6.19
Investor C	$1,000.00	$1,030.50	$7.42	$7.44	$1,000.00	$1,017.56	$7.37	$1,017.63	$7.39
Investor C1	$1,000.00	$1,031.50	$6.47	$6.48	$1,000.00	$1,018.46	$6.42	$1,018.53	$6.44

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.46% for BlackRock, 0.58% for Institutional, 0.77% for Service, 0.72% for Investor A, 1.23% for Investor B, 1.47% for Investor C and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.46% for BlackRock, 0.58% for Institutional, 0.77% for Service, 0.72% for Investor A, 1.23% for Investor B, 1.47% for Investor C and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2016	7

BlackRock National Municipal Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

Transportation	28%
Utilities	21
Health	14
County/City/Special District/School District	11
State	10
Education	10
Corporate	3
Tobacco	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments

Calendar Year Ended December 31,
2016	3%
2017	12
2018	13
2019	18
2020	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	15%
AA/Aa	49
A	20
BBB/Baa	7
BB/Ba	1
B	3
N/R2	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

8	ANNUAL REPORT	JUNE 30, 2016

Fund Summary as of June 30, 2016	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2016, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

•

Municipal bonds generated strong performance in the first half of 2016, reflecting both the sharp decline in U.S. Treasury yields and the continued health of state and local finances. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns.

•

The Fund’s underweight position in pre-refunded bonds detracted from performance, as did security selection in the utilities sector. An underweight in the corporate sector, as well as security selection in the group, also hindered returns.

•

The Fund’s yield curve positioning was an additional detractor. The Fund was hurt by its overweight in the one-year area of the curve, which lagged in the second half of the year, as well as its underweight to the five-year area, which outperformed.

•

The Fund’s overweight in the utilities sector made a positive contribution to performance. The Fund’s holdings in this group tend to have an above-average duration, which meant that they were well positioned to benefit from the decline in prevailing yields. (Duration is a measure of interest-rate sensitivity.) An overweight in the tax-backed (state and local) area was an additional positive. The Fund also benefited from the investment adviser’s decision to maintain a long duration (higher interest-rate sensitivity) in relation to the benchmark.

Describe recent portfolio activity.

•	The Fund was fully invested with minimal cash reserves, reflecting the unattractive yields on cash alternatives.

•

Demand for municipal securities remained robust over much of the period, while yields remained very low. In this environment, investors’ search for incremental yield caused credit spreads to tighten to levels that, in many cases, did not reflect issuers’ underlying credit fundamentals. The investment adviser therefore reduced the Fund’s holdings in bonds rated single A and below in favor of those rated AA. Within the AA tier, the investment adviser emphasized general obligation bonds and revenue bonds backed by a dedicated tax.

Describe portfolio positioning at period end.

•

The investment adviser kept the portfolio’s duration above that of the benchmark. The Fund was overweight in the utilities, state tax-backed and local tax-backed sectors, and it was underweight in the pre-refunded sector. With regard to credit tiers, the Fund was overweight in AA rated securities and underweight in both AAA rated securities and bonds rated BBB and below.

•

The Fund was underweight in bonds with maturities of less than two years, since shorter-dated debt is more sensitive to potential interest rate increases by the Fed. In addition, tax-exempt money funds (traditional investors in this area of the yield curve), began to reposition their portfolios and shorten their durations, removing a natural buyer from the market and forcing yields higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

County/City/Special District/School District	26%
State	20
Utilities	19
Education	17
Transportation	10
Health	6
Tobacco	1
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]	Percent of Total Investments

Calendar Year Ended June 30,
2016	5%
2017	27
2018	35
2019	26
2020	4

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	35%
AA/Aa	52
A	10
BBB/Baa	1
N/R	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	JUNE 30, 2016	9

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than two years.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

Performance Summary for the Period Ended June 30, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.35%	0.25%	0.84%	1.15%	N/A	0.62%	N/A	1.84%	N/A
Investor A	0.06	0.02	0.59	0.76	(2.26)%	0.32	(0.29)%	1.57	1.26%
Investor A1	0.23	0.19	0.78	1.03	N/A	0.50	N/A	1.72	N/A
Investor C	(0.69)	(0.70)	0.30	0.11	(0.89)	(0.43)	(0.43)	0.79	0.79
Class K	0.32	0.32	0.82	1.13	N/A	0.62	N/A	1.82	N/A
S&P® Municipal Bond Index	—	—	4.35	7.80	N/A	5.46	N/A	5.05	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	1.01	1.58	N/A	1.18	N/A	2.52	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,008.40	$2.00	$1,000.00	$1,022.87	$2.01	0.40%
Investor A	$1,000.00	$1,005.90	$3.44	$1,000.00	$1,021.43	$3.47	0.69%
Investor A1	$1,000.00	$1,007.80	$2.60	$1,000.00	$1,022.28	$2.61	0.52%
Investor C	$1,000.00	$1,003.00	$7.32	$1,000.00	$1,017.55	$7.37	1.47%
Class K	$1,000.00	$1,008.20	$2.10	$1,000.00	$1,022.77	$2.11	0.42%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

10	ANNUAL REPORT	JUNE 30, 2016

Fund Summary as of June 30, 2016	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2016, the Fund outperformed both its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

•

The Fund’s positioning along the yield curve, which favored longer-dated bonds, aided performance given that longer-term issues generally outpaced those with shorter maturities. Overweight positions in the transportation, education and health care sectors, all of which outperformed the benchmark, also supported results. The Fund was further bolstered by its heavier concentration in the middle range of the credit spectrum (specifically, A and BBB+ rated issues) at a time in which higher-yielding market segments generally outperformed.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return. In addition, the Fund’s limited use of leverage provided both incremental return and income in an environment of declining long-term yields. (Bonds prices rise as yields fall.)

•

The Fund’s positions in lower-coupon bonds (bonds priced at a discount to par value) benefited from falling longer-term interest rates, since these bonds tend to have longer durations and more capital appreciation potential than bonds with higher coupons. (Duration is a measure of interest-rate sensitivity.) These bonds also tend to offer additional incremental yield, which further aided results.

•	In accordance with the change to the Fund’s mandate in February 2015—which included the goal of more muted volatility—the investment adviser maintained a strategy to manage interest-rate risk, utilizing U.S. Treasury futures contracts. In a period characterized by falling interest rates, these positions detracted from performance.

•

The Fund’s positions in shorter-maturity bonds, which lagged both intermediate- and longer-term issues, also detracted. The Fund’s underweight in the tax-backed (state) sector was an additional detractor. Likewise, the Fund’s underweight in lower-quality and non-rated debt hurt relative performance given that high yield bonds delivered superior returns versus the broader market.

Describe recent portfolio activity.

•

The Fund was a net buyer during the period, reflecting its positive cash inflows. Although the low new-issue supply of new credits led to somewhat limited trading opportunities, it allowed the Fund to maintain its above-average income by holding on to its older and higher-coupon bonds. In addition to increasing the size of certain existing positions, the Fund invested the inflows into taxable municipal bonds and the tobacco sector. Both of these allocations had a positive impact on overall returns.

•

The Fund also invested cash inflows further out the yield curve and in lower-coupon bonds, strategies designed to add incremental income at a time in which interest rates were expected to stay “lower for longer.” In general, positions in higher-yielding securities benefited performance given that yield spreads tightened. The additional volatility associated with these strategies was offset through the use of U.S. Treasury futures contracts.

Describe portfolio positioning at period end.

•

Relative to the S&P® New York Municipal Bond Index, the Fund remained biased toward longer-term bonds in order to capture additional yield and capitalize on the robust retail demand for long-dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments
Transportation	26%
County/City/Special District/School District	23
Education	13
Utilities	10
State	9
Health	7
Corporate	5
Tobacco	5
Housing	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments
Calendar Year Ended June 30,
2016	6%
2017	4
2018	1
2019	5
2020	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	17%
AA/Aa	39
A	24
BBB/Baa	6
BB/Ba	5
B	2
N/R2	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

ANNUAL REPORT	JUNE 30, 2016	11

BlackRock New York Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s total returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended June 30, 2016

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.89%	1.81%	5.12%	9.80%	N/A	6.35%	N/A	5.09%	N/A
Investor A	1.58	1.53	5.08	9.53	4.88%	6.08	5.17%	4.82	4.37%
Investor A1	1.72	1.68	5.05	9.55	N/A	6.21	N/A	4.98	N/A
Investor C	0.92	0.86	4.60	8.72	7.72	5.29	5.29	4.04	4.04
Investor C1	1.33	1.28	4.80	9.12	N/A	5.70	N/A	4.46	N/A
S&P® Municipal Bond Index	—	—	4.35	7.80	N/A	5.46	N/A	5.05	N/A
S&P® New York Municipal Bond Index	—	—	4.20	7.68	N/A	5.21	N/A	5.05	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Including Interest Expense and Fees[7]	Excluding Interest Expense and Fees[8]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,051.20	$3.57	$3.26	$1,000.00	$1,021.36	$3.52	$1,021.66	$3.22
Investor A	$1,000.00	$1,050.80	$4.79	$4.49	$1,000.00	$1,020.16	$4.72	$1,020.46	$4.42
Investor A1	$1,000.00	$1,050.50	$4.28	$3.93	$1,000.00	$1,020.66	$4.22	$1,021.06	$3.87
Investor C	$1,000.00	$1,046.00	$8.60	$8.29	$1,000.00	$1,016.46	$8.47	$1,016.76	$8.17
Investor C1	$1,000.00	$1,048.00	$6.72	$6.42	$1,000.00	$1,018.26	$6.62	$1,018.56	$6.32

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.70% for Institutional, 0.94% for Investor A, 0.84% for Investor A1, 1.69% for Investor C and 1.32% for Investor C1), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.64% for Institutional, 0.88% for Investor A, 0.77% for Investor A1, 1.63% for Investor C and 1.26% for Investor C1), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

12	ANNUAL REPORT	JUNE 30, 2016

About Fund Performance

•

BlackRock, Institutional and Class K Shares (BlackRock Shares are available only in BlackRock National Municipal Fund, and Class K Shares available only in BlackRock Short-Term Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to July 18, 2011 for BlackRock National Municipal Fund, BlackRock Share performance results are those of the Institutional Shares restated to reflect BlackRock Share fees. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund, Class K Share performance results are those of the Institutional Shares restated to reflect Class K Share fees. On the close of business on September 1, 2015, all of the issued and outstanding BlackRock Shares of BlackRock Short-Term Municipal Fund were redesignated as Class K Shares.

•

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund, Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund; and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current shareholders of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

•

Investor B Shares (available only in BlackRock National Municipal Fund) are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to October 2, 2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•

Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for National Municipal Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Opportunities Fund	0.35%	0.25%

Investor B Shares of their respective Funds are only available through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Investor A1 and Investor C1 Shares of their respective Funds are only available for dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans, and for National Municipal Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, voluntarily waived and/or reimbursed a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ANNUAL REPORT	JUNE 30, 2016	13

Disclosure of Expenses

Shareholders of these Funds may incur the following charges:

(a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	ANNUAL REPORT	JUNE 30, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments June 30, 2016	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Investment Companies — 0.2%	Shares	Value
VanEck Vectors High-Yield Municipal Index ETF	50,000	$1,616,000

Municipal Bonds	Par (000)
Alabama — 2.7%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 6/01/35	$200	217,598
5.75%, 6/01/45	355	382,516
6.00%, 6/01/50	450	489,978
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	420,721
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	3,027,117
Sub-Lien, Series D, 6.50%, 10/01/53	3,465	4,329,517
Lower Alabama Gas District, RB, Series A:
5.00%, 9/01/34	8,000	10,399,200
5.00%, 9/01/46	1,900	2,646,035
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	710	848,663

		22,761,345
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	735	738,998
5.00%, 6/01/32	1,510	1,485,523

		2,224,521
Arizona — 1.1%
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 7/01/43	1,445	1,508,117
City of Phoenix Arizona IDA, RB:
Great Hearts Academies—Veritas Project, 6.40%, 7/01/47	415	465,896
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (a)	465	555,187
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	810	982,279
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	300	323,670
Basis Schools, Inc. Projects, 5.00%, 7/01/45	895	953,050
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	295	318,508
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	325	346,005

Municipal Bonds	Par (000)	Value
Arizona (continued)
City of Phoenix Arizona IDA, Refunding RB (a) (continued):
Legacy Traditional School Projects, 5.00%, 7/01/35	$315	$336,899
Legacy Traditional School Projects, 5.00%, 7/01/45	250	265,250
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,625	2,129,725
Town of Florence Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	1,375	1,542,406

		9,726,992
Arkansas — 0.1%
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 6/01/40	750	837,893
California — 8.5%
Alameda Corridor Transportation Authority, Refunding RB, Series B, 5.00%, 10/01/35	5,210	6,423,826
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,000	1,154,980
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,218,310
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	265	305,378
California Municipal Finance Authority, RB, Urban Discovery Academy Project (a):
5.50%, 8/01/34	310	333,634
6.00%, 8/01/44	655	711,245
6.13%, 8/01/49	570	619,505
California School Finance Authority, RB, Value Schools:
6.65%, 7/01/33	295	345,536
6.90%, 7/01/43	650	769,717
California Statewide Communities Development Authority, RB, Series A:
Loma Linda University Medical Center, 5.00%, 12/01/41 (a)	945	1,081,656
Loma Linda University Medical Center, 5.00%, 12/01/46 (a)	1,260	1,435,342
Loma Linda University Medical Center, 5.25%, 12/01/56 (a)	3,780	4,371,419
Sutter Health, 6.00%, 8/15/42	400	486,228
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,975,155
Series A, 4.00%, 8/15/51	3,580	3,916,198

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
ACA	American Capital Access Holding Ltd.
AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority

EDC	Economic Development Corp.
ERB	Education Revenue Bonds
ERS	Extendible Reset Securities
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GARB	General Airport Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board

IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
OTC	Over-the-Counter
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
Syncora	Syncora Guarantee

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
California (continued)
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/43	$2,500	$2,541,300
Series B, 6.00%, 5/01/43	3,485	3,512,810
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	500	570,245
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	310	378,851
6.50%, 5/01/42	760	926,820
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	240	303,626
County of California Tobacco Securitization Agency, RB, (b):
5.45%, 6/01/28	500	508,520
Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46	4,260	4,332,505
Asset-Backed, Los Angeles County Securitization Corp., 5.60%, 6/01/36	1,385	1,408,545
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 6/01/36	1,665	1,665,516
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,115	2,536,625
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, Asset-Backed:
5.13%, 6/01/47	3,060	3,061,836
Senior, 5.75%, 6/01/47	10,955	11,199,954
Lammersville School District Community Facilities District, Special Tax Bonds, District No. 2002, Mountain House, 5.13%, 9/01/35	325	326,612
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 8/01/43 (c)	3,000	703,650
Temecula Public Financing Authority, Refunding, Special Tax Bonds, Harveston, Sub-Series B, 5.10%, 9/01/36	165	165,444
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	880	880,466
5.00%, 6/01/37	7,410	7,410,371
5.13%, 6/01/46	3,590	3,590,144

		72,171,969
Colorado — 2.3%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	535	578,330
Central Platte Valley Metropolitan District, GO, 5.00%, 12/01/43	1,250	1,349,500
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	473,162
5.00%, 12/01/42	545	565,873
Colorado Health Facilities Authority, Refunding RB, Series A (a):
6.13%, 12/01/45	375	397,688
6.25%, 12/01/50	1,235	1,306,976

Municipal Bonds	Par (000)	Value
Colorado (continued)
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	$780	$837,119
Denver Convention Center Hotel Authority, Refunding RB, Senior (Syncora), 5.00%, 12/01/30	1,175	1,186,750
Denver Health & Hospital Authority, RB, Series A:
5.00%, 12/01/39	900	1,027,917
5.25%, 12/01/45	1,350	1,562,328
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	5,995	6,600,075
Green Gables Metropolitan District No. 1, GO, Series A, 5.30%, 12/01/46	1,000	1,027,980
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 1/15/34	1,500	1,747,695
6.00%, 1/15/41	1,000	1,163,010

		19,824,403
Connecticut — 0.6%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	1,515	1,539,331
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	1,435	1,490,620
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (a)	2,045	2,122,015

		5,151,966
Delaware — 0.7%
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	5,115	5,624,301
District of Columbia — 0.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	385	387,033
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30 (c)	3,005	1,907,574
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	185	206,069
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,799,980

		4,300,656
Florida — 5.2%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,405	1,498,643
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A:
5.75%, 1/01/50	570	570,137
1st Mortgage, 8.25%, 1/01/44	445	394,435
1st Mortgage, 8.25%, 1/01/49	950	842,925
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	625	652,388
5.00%, 5/01/34	1,250	1,305,075
City of Tallahassee Florida, RB, Tallahassee Memorial HealthCare, Inc. Project, 5.00%, 12/01/55	2,600	3,049,514
County of Alachua Florida Health Facilities Authority, RB:
5.00%, 12/01/44	2,720	3,190,506
East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,305,160

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	$1,490	$1,803,958
County of Hillsborough Florida IDA, RB, Tampa General Hospital Project, 5.25%, 10/01/41	895	903,681
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/42	1,000	1,147,810
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33 (d)	1,500	1,781,130
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,245,520
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	695	731,654
6.00%, 6/15/34	835	883,071
6.13%, 6/15/44	3,225	3,395,828
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	2,151,440
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,425	1,519,976
Lakewood Ranch Stewardship District, Special Assesment Bonds:
4.25%, 5/01/25	175	186,816
4.88%, 5/01/35	290	308,427
4.88%, 5/01/45	580	611,685
Village of Lakewood Ranch Sector Projects, 4.00%, 5/01/21	245	253,597
Village of Lakewood Ranch Sector Projects, 4.25%, 5/01/26	200	208,824
Village of Lakewood Ranch Sector Projects, 5.00%, 5/01/36	565	595,956
Village of Lakewood Ranch Sector Projects, 5.13%, 5/01/46	1,120	1,187,043
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	515	640,851
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (d)	1,450	1,897,832
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 5/01/29	1,750	1,911,630
5.00%, 5/01/37	890	963,745
Pine Island Community Development District, RB, 5.30%, 11/01/10 (e)(f)	1,355	759,789
Santa Rosa Bay Bridge Authority, RB (e)(f):
6.25%, 7/01/28	424	212,038
(ACA), 6.25%, 7/01/28	72	54,212
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40 (b)	205	128,361
Series 1, 6.65%, 5/01/40 (e)(f)	5	5,126
Series 3, 6.61%, 5/01/40 (e)(f)	135	1
Series 3, 6.65%, 5/01/40 (e)(f)	105	1
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (b)	40	32,366
Convertible CAB, Series A3, 0.00%, 5/01/40 (b)	90	54,478
Convertible CAB, Series A4, 0.00%, 5/01/40 (b)	50	22,456
Series 2, 0.00%, 5/01/40 (b)	125	66,331
Series A1, 6.65%, 5/01/40	140	141,691

Municipal Bonds	Par (000)	Value
Florida (continued)
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 5/01/26	$640	$683,283
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,675	1,893,872
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 5/01/41	1,400	1,720,152
5.50%, 5/01/42	525	611,258

		44,524,672
Georgia — 0.4%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	120	124,909
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	635	785,413
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/19 (d)	225	266,483
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	555	694,155
Private Colleges & Universities Authority, RB, Savannah College of Art & Design, 5.00%, 4/01/44	1,075	1,250,956

		3,121,916
Guam — 0.8%
Guam Government Waterworks Authority, RB, Water & Wastewater System, 5.50%, 7/01/43	1,520	1,822,070
Territory of Guam, GO, Series A:
6.00%, 11/15/19	80	88,827
6.75%, 11/15/19 (d)	1,650	1,972,740
7.00%, 11/15/19 (d)	2,660	3,202,374

		7,086,011
Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 1/01/45 (a)	1,345	1,407,556
Idaho — 0.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	265	265,647
Idaho Health Facilities Authority, Refunding RB, Madison Hospital Memorial Project (g):
3.50%, 9/01/33	1,000	986,010
5.00%, 9/01/37	1,000	1,144,380
Idaho Housing & Finance Association, RB, Idaho Arts Charter School, Inc., 5.00%, 12/01/46 (a)	1,000	1,085,870

		3,481,907
Illinois — 4.4%
City of Chicago Illinois, GO, Refunding, Series A, 5.00%, 1/01/36	3,000	3,014,910
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	4,500	4,526,865
City of Chicago Illinois O’Hare International Airport, Refunding RB, AMT, 5.00%, 1/01/46	3,000	3,488,910
Cook County Community Consolidated School District No. 65 Evanston, GO, CAB (c):
0.00%, 12/01/34	525	269,440
0.00%, 12/01/35	2,000	976,940
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,901,280

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	$1,400	$1,613,668
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	1,081,450
Illinois Wesleyan University, 5.00%, 9/01/46 (g)	2,340	2,715,172
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,805	3,051,363
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	335	364,956
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	790	858,999
Roosevelt University Project, 6.50%, 4/01/44	830	921,441
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	1,129,440
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	3,925	4,642,411
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	3,455	1,236,234
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	737,032
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	390	470,317
State of Illinois, GO:
5.00%, 2/01/39	500	543,670
Series A, 5.00%, 4/01/35	1,460	1,583,312
Series A, 5.00%, 4/01/38	2,190	2,362,703

		37,490,513
Indiana — 1.7%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42	1,500	1,718,700
7.13%, 11/15/47	1,500	1,714,230
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	525	652,402
7.00%, 1/01/44	1,270	1,587,716
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (a)	3,405	3,440,719
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	370	417,175
5.00%, 7/01/48	1,230	1,378,559
5.25%, 1/01/51	2,500	2,832,650
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/39	725	789,786

		14,531,937
Iowa — 2.2%
Iowa Finance Authority, Refunding RB:
Development, Care Initiatives Project, Series A, 5.00%, 7/01/19	500	500,060
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	3,295	3,430,787
Sunrise Retirement Community Project, 5.50%, 9/01/37	890	928,065
Sunrise Retirement Community Project, 5.75%, 9/01/43	1,385	1,454,015

Municipal Bonds	Par (000)	Value
Iowa (continued)
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	$3,090	$3,254,666
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,200	1,204,512
Asset-Backed, Series C, 5.50%, 6/01/42	2,000	2,000,060
Asset-Backed, Series C, 5.63%, 6/01/46	3,345	3,353,663
Series C, 5.38%, 6/01/38	3,075	3,075,123

		19,200,951
Kansas — 0.2%
City of Wichita Kansas, RB (g):
5.25%, 12/01/36	500	510,830
5.38%, 12/01/46	1,500	1,535,325

		2,046,155
Kentucky — 0.7%
Kentucky Economic Development Finance Authority, Refunding RB:
Baptist Life Communities Project, Series S, 6.25%, 11/15/46	930	941,950
Baptist Life Communities Project, Series S, 6.38%, 11/15/51	910	923,359
Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (c)	250	201,918
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 7/01/53	3,000	3,659,790

		5,727,017
Louisiana — 1.9%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	1,125	1,217,745
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,970,100
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	645	746,800
Louisiana Public Facilities Authority, Refunding RB, Entergy Louisiana:
Series A, 3.38%, 9/01/28	950	994,470
Series B, 3.50%, 6/01/30	6,190	6,499,314
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	3,910	4,502,521

		15,930,950
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	1,075	1,232,477
Maryland — 0.8%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	750	845,842
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,910	3,358,635
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,666,080
Transportation Facilities Project, Series A, 5.75%, 6/01/35	265	291,927
Maryland EDC, Refunding RB, University of Maryland Project, 5.00%, 7/01/39	950	1,072,531

		7,235,015

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Massachusetts — 3.5%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/41	$5,000	$5,004,900
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 7/01/45	1,510	1,616,047
Boston Medical Center, Series D, 5.00%, 7/01/44	5,865	6,890,613
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	350	402,433
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	353	359,140
Linden Ponds, Inc. Facility, Series A-2, 5.50%, 11/15/46	19	17,926
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56 (c)	94	531
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	2,480	2,746,724
Seven Hills Foundation and Affiliates, 5.00%, 9/01/45	2,230	2,466,358
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	3,000	3,060,300
Series A, 4.00%, 10/01/46	6,660	7,044,615
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	614,305

		30,223,892
Michigan — 0.9%
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,105,210
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	350	384,559
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	800	898,040
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/39	1,710	1,964,106
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	3,180	3,284,845

		7,636,760
Minnesota — 0.9%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 7/01/45	2,065	2,255,455
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.25%, 7/01/40	500	543,710
City of Ham Lake Minnesota, RB, Series A:
5.00%, 7/01/36	680	722,344
5.00%, 7/01/47	2,050	2,147,190
City of Rochester Minnesota, RB, Health Care And Facility Homestead Rochester Incorporate, 5.00%, 12/01/49	1,445	1,557,464
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 9/01/42	500	580,970

		7,807,133
Missouri — 1.0%
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church (a):
5.75%, 11/15/36	1,400	1,453,410
6.00%, 11/15/46	1,000	1,046,980

Municipal Bonds	Par (000)	Value
Missouri (continued)
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church (a) (continued):
6.00%, 11/15/51	$560	$581,129
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	435	495,365
Lees Summit Industrial Development Authority, RB, John Knox Obligated Group, 5.25%, 8/15/39	1,890	2,163,747
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,381,808

		8,122,439
Nebraska — 0.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	780	884,138
Nevada — 0.2%
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	20	20,042
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 8/01/22	755	793,694
4.00%, 8/01/23	470	493,820

		1,307,556
New Hampshire — 0.1%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	435	501,651
New Jersey — 4.6%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,750	6,166,415
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,155	1,210,521
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,738,275
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 9/15/19	850	906,687
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,965	2,222,101
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	840	943,169
Goethals Bridge Replacement Project, Private Activity Bond, AMT, 5.38%, 1/01/43	1,360	1,587,487
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	3,000	3,721,590
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,132,814
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 7/01/32	1,140	1,409,040
Princeton HealthCare System, 5.00%, 7/01/33	1,450	1,784,935
St. Joseph’s Healthcare System, 6.63%, 7/01/38	725	796,826
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA:
5.25%, 6/15/41	1,265	1,447,565
5.00%, 6/15/44	2,865	3,182,241

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series 1A:
5.00%, 6/01/29	$3,730	$3,763,421
5.00%, 6/01/41	7,495	7,326,512

		39,339,599
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,030	2,294,996
New York — 13.3%
Build NYC Resource Corp., RB, 5.50%, 11/01/44	1,970	2,193,851
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	4,475	4,674,048
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT (h):
7.63%, 8/01/25	4,945	5,012,845
8.00%, 8/01/28	235	238,297
Series B, 2.00%, 8/01/28	11,770	11,757,995
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 6/01/43	2,905	2,919,583
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (a)	8,200	8,688,310
5.00%, 6/01/42	4,520	4,519,819
5.00%, 6/01/45	1,695	1,694,881
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	4,355	4,308,010
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	1,590	1,566,945
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,448	1,694,522
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	4,495	5,306,392
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	3,210	3,210,161
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	375	428,059
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	7,365	8,525,282
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	450	507,659
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,070	1,250,884
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (a)	3,115	4,113,264
Goldman Sachs Headquarters, 5.25%, 10/01/35	3,775	5,083,264
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A (AMT), 5.00%, 7/01/46	10,000	11,528,800
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	3,535	3,910,028
5.00%, 8/01/31	3,225	3,527,086
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	3,895	3,991,245

Municipal Bonds	Par (000)	Value
New York (continued)
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 5.00%, 7/01/22 (d)	$1,220	$1,501,649
Rensselaer Tobacco Asset Securitization Corp., RB, Asset-Backed, Series A, 5.75%, 6/01/43	2,500	2,501,450
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	690	690,400
Town of Oyster Bay New York, GO:
3.75%, 3/31/17	260	262,382
3.75%, 3/31/17	175	176,603
Refunding Series C, 4.00%, 6/01/18	845	856,289
Refunding Series D, 3.88%, 6/28/17	425	429,297
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/34	1,245	1,245,012
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	5,600	5,601,064

		113,915,376
North Carolina — 0.7%
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 6/30/54	1,385	1,560,147
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	3,055	3,544,656
Carolina Village Project, 6.00%, 4/01/38	1,000	1,046,640

		6,151,443
Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
5.75%, 6/01/34	4,460	4,376,687
6.00%, 6/01/42	5,000	5,001,950
Senior Turbo Term, 5.88%, 6/01/47	11,505	11,403,871
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	2,410	2,604,993
County of Gallia Ohio, Refunding RB, 8.00%, 7/01/42	1,275	1,545,912
Port of Greater Cincinnati Development Authority, RB, AHA-Colonial Village Athens Garden, 5.25%, 12/01/50	740	770,088
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	2,410	2,746,798

		28,450,299
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	695	755,187
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 6/01/35 (h)	1,425	1,665,996

		2,421,183
Oregon — 0.3%
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 7/01/35	620	652,643
5.38%, 7/01/45	1,445	1,531,165

		2,183,808
Pennsylvania — 5.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,185	1,308,299
5.00%, 5/01/42	2,730	3,001,799

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	$3,000	$3,387,480
County of Beaver Pennsylvania Industrial Development Authority, Refunding RB, 4.00%, 1/01/35 (h)	3,000	3,125,640
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (d)	2,415	2,746,652
6.38%, 1/01/39	265	299,768
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	835	858,305
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	745	801,888
County of Montgomery Pennsylvania IDA, RB:
Acts Retirement Life Communities, Inc., 5.00%, 11/15/36 (g)	12,200	14,648,418
Foulkeways Gwynedd Project, 4.00%, 12/01/39 (g)	1,500	1,571,220
Foulkeways Gwynedd Project, 5.00%, 12/01/46 (g)	470	551,305
New Hampshire School III Properties Project, 6.50%, 10/01/37	3,000	3,016,050
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	1,345	1,503,212
East Hempfield Township Pennsylvania IDA, RB:
5.00%, 7/01/34	1,000	1,121,700
5.00%, 7/01/46	1,750	1,938,283
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	895	1,058,848
U.S. Airways Group, Series A, 7.50%, 5/01/20	1,200	1,381,536
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	5,390	6,084,340

		48,404,743
Puerto Rico — 1.3%
Children’s Trust Fund, RB, 5.38%, 5/15/33	40	39,899
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed:
5.63%, 5/15/43	3,340	3,340,034
Series A, 0.00%, 5/15/50 (c)	38,935	3,511,158
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	1,345	948,212
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24 (b)	460	329,880
6.00%, 7/01/38	1,540	1,097,265
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35 (e)(f)	2,760	1,842,355

		11,108,803
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,122,190
Series B, 4.50%, 6/01/45	6,350	6,842,823
Series B, 5.00%, 6/01/50	10,650	11,500,083

		19,465,096

Municipal Bonds	Par (000)	Value
South Carolina — 2.4%
South Carolina State Public Service Authority, Refunding RB,
Series A, 5.00%, 12/01/50	$5,000	$5,945,300
Series E, 5.25%, 12/01/55	10,200	12,454,710
State of South Carolina Ports Authority, RB, AMT, 5.00%, 7/01/45	1,975	2,334,154

		20,734,164
Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	925	1,115,809
Texas — 6.8%
Arlington Higher Education Finance Corp., RB, Series A, 5.88%, 3/01/24	500	523,980
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (e)(f)	750	12,735
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (c)	3,000	2,068,140
CAB, 0.00%, 1/01/29 (c)	500	332,900
CAB, 0.00%, 1/01/30 (c)	1,330	854,897
CAB, 0.00%, 1/01/31 (c)	4,000	2,484,760
Senior Lien, 6.25%, 1/01/21 (d)	765	942,159
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	12,995	15,317,726
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	120	130,895
Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 7/15/38	1,110	1,299,788
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	1,000	1,134,510
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	255	286,097
5.75%, 8/15/41	280	317,881
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	1,320	1,518,515
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 1/01/38	510	544,665
5.00%, 1/01/43	520	555,656
5.13%, 1/01/48	1,535	1,641,176
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (c)	350	115,357
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	290	331,600
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	410	453,612
CC Young Memorial Home, Series A, 8.00%, 2/15/38	330	372,801
Senior Living Center Project, Series A, 8.25%, 11/15/44	800	852,664
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Barton Creek Senior Living Center, 4.75%, 11/15/35	110	119,494

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	$1,920	$2,197,728
Danbury Higher Education Authority, Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.00%, 8/15/16 (d)	20	20,114
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	3,960	4,340,279
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., 6.50%, 5/15/21 (d)	535	675,694
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	690	773,759
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B (AMT), 5.75%, 10/01/31 (a)	2,565	2,736,752
New Hope Cultural Education Facilities Corp., RB:
Carillon Lifecare Community Project, 5.00%, 7/01/46 (g)	425	437,746
Stephenville LLC Tarleton State University Project, 5.88%, 4/01/36	890	1,048,883
Stephenville LLC Tarleton State University Project, 6.00%, 4/01/45	1,355	1,603,561
Newark Higher Education Finance Corp., RB, Series A (a):
5.50%, 8/15/35	325	342,859
5.75%, 8/15/45	645	679,572
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42 (e)(f)	1,330	1,179,191
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	600	636,540
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, AMT, 5.00%, 12/31/55	3,480	4,051,625
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	1,000	1,203,690
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,740	2,055,114
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 9/01/36	1,500	1,606,605

		57,801,720
Utah — 0.6%
State of Utah Charter School Finance Authority, RB:
Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	1,079,810
Spectrum Academy Project, 6.00%, 4/15/45 (a)	2,000	2,134,940
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,173,267

		5,388,017
Virginia — 3.5%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,185	1,229,805
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	2,000	2,146,600
Residential Care Facility, 5.00%, 7/01/47	1,015	1,084,111

Municipal Bonds	Par (000)	Value
Virginia (continued)
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	$505	$517,100
5.00%, 3/01/45	520	530,598
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	515	599,656
6.88%, 3/01/36	450	522,571
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	5,910	5,732,464
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	535	591,854
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
5.00%, 7/01/35	125	140,328
5.00%, 7/01/45	375	414,851
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 1/01/37	4,095	4,909,495
Express Lanes LLC, 5.00%, 7/01/34	3,300	3,655,443
Wise County Virginia IDA, RB, Virginia Electric and Power Co., Series A, 1.88%, 11/01/40 (h)	7,800	8,015,592

		30,090,468
Washington — 1.7%
Central Puget Sound Regional Transit Authority, RB, Refunding and Improvement Series S-1, 5.00%, 11/01/45	8,950	11,020,314
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	610,689
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,005	1,078,405
Washington State Housing Finance Commission, RB, Heron’s Key, Series A (a):
6.75%, 7/01/35	100	107,606
7.00%, 7/01/45	100	107,165
Washington State Housing Finance Commission, Refunding RB (a):
5.75%, 1/01/35	355	370,758
6.00%, 1/01/45	940	981,304

		14,276,241
Wisconsin — 1.4%
Public Finance Authority, RB, Series A:
4.75%, 12/01/35	870	926,393
5.00%, 12/01/45	2,100	2,265,123
5.15%, 12/01/50	1,315	1,418,320
Voyager Foundation, Inc. Project, 5.13%, 10/01/45	1,850	1,934,323
Public Finance Authority, Refunding RB:
Celanese Project, AMT, Series C, 4.30%, 11/01/30	525	551,192
Celanese Project, Series D, 4.05%, 11/01/30	525	549,281
Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42	2,150	2,318,410
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Mile Bluff Medical Center, 5.50%, 5/01/34	875	962,491
Mile Bluff Medical Center, 5.75%, 5/01/39	1,065	1,170,456

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB (continued):
St. John’s Communities, Inc., Series A, 7.25%, 9/15/19 (d)	$75	$88,844
St. John’s Communities, Inc., Series A, 7.63%, 9/15/19 (d)	145	175,198

		12,360,031
Total Municipal Bonds — 91.1%		777,626,488

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
California — 0.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	480	544,628
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	1,678	1,915,149

		2,459,777
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	5,592	6,261,145
District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (j)	939	1,050,888
Florida — 0.5%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,499	4,027,548
Illinois — 1.1%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,480	3,008,017
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A, 5.00%, 1/01/40	5,011	6,073,554

		9,081,571
New York — 5.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series HH, 5.00%, 6/15/31 (j)	3,015	3,586,885
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	1,720	2,037,086
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	9,372,861
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,520	3,072,647
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 3/15/36	21,670	27,008,838
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,925	3,667,804

		48,746,121

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
North Carolina — 0.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	$2,930	$3,594,085
Ohio — 0.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	2,010	2,260,920
Virginia — 0.3%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,847,112
Washington — 1.6%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	2,999	3,496,422
Snohomish County Public Utility District No 1, 5.00%, 12/01/45	8,664	10,503,630

		14,000,052
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (j)	2,179	2,387,052
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.3%		96,716,271
Total Long-Term Investments (Cost — $801,292,498) — 102.6%		875,958,759

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (k)(l)	48,518,149	48,518,149
Total Short-Term Securities (Cost — $48,518,149) — 5.7%		48,518,149
Total Investments (Cost — $849,810,647) — 108.3%		924,476,908
Liabilities in Excess of Other Assets — (2.8)%		(23,774,688)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.5)%		(46,698,851)

Net Assets — 100.0%		$854,003,369

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Zero-coupon bond.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)	When-issued security.

(h)	Variable rate security. Rate as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $6,225,511. See Note 4 of the Notes to Financial Statements for details.

(k)	During the year ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	48,518,149	48,518,149	$48,518,149	$28,710
FFI Institutional Tax-Exempt Fund	22,850,559	(22,850,559)	—	—	3,333
Total				$48,518,149	$32,043

(l)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(24)	5-Year U.S. Treasury Note	September 2016	$2,931,937	$(25,314)
(56)	10-Year U.S. Treasury Note	September 2016	$7,447,125	(89,202)
(29)	Long U.S. Treasury Bond	September 2016	$4,997,969	(221,456)
(9)	Ultra U.S. Treasury Bond	September 2016	$1,677,375	(91,988)
Total				$(427,960)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$427,960	—	$427,960

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments (concluded)	BlackRock High Yield Municipal Fund

For the year ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(929,525)	—	$(929,525)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(679,499)	—	$(679,499)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – short	$19,042,139

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,616,000	$874,342,759	—	$875,958,759
Short-Term Securities	48,518,149	—	—	48,518,149

Total	$50,134,149	$874,342,759	—	$924,476,908

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(427,960)	—	—	$(427,960)
[1] See above Schedule of Investments for values in each industry, state or political subdivision.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,060	$—	—	$3,060
Cash pledged for futures contracts	247,500	—	—	247,500
Liabilities:
TOB Trust Certificates	—	(46,656,806)	—	(46,656,806)

Total	$250,560	$(46,656,806)	—	$(46,406,246)

During the year ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments June 30, 2016	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.2%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Senior Credit Group, 5.00%, 11/15/46	$75,375	$93,259,226
Black Belt Energy Gas District, RB, Series A, 4.00%, 7/01/46 (a)	75,000	84,453,750
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (b)	15,955	18,313,468
Prattville Alabama IDB, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,935,267
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	16,330	19,519,249

		219,480,960
Alaska — 0.1%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/19 (b)	5,250	6,104,962
6.00%, 9/01/19 (b)	1,270	1,476,820
6.00%, 9/01/28	730	844,654

		8,426,436
Arizona — 1.6%
City of Mesa Arizona Utility System, RB, 5.00%, 7/01/35	30,000	35,129,400
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	125	129,522
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 7/01/44	3,440	4,019,984
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (c)	2,000	2,387,900
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (c)	3,500	4,244,415
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (c)	2,280	2,427,881
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	533,510
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18 (b)	1,200	1,352,148
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	54,015	57,329,901

		107,554,661
California — 16.1%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	11,525	13,455,092
California Health Facilities Financing Authority, RB, Sutter Health:
Series A, 5.25%, 11/15/46	10,500	10,683,015
Series B, 6.00%, 8/15/42	21,340	25,998,735
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	26,655	30,716,422
Stanford Hospital, Series A-3, 5.50%, 11/15/40	8,000	9,874,560
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	11,600	14,100,612

Municipal Bonds	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	$2,875	$3,019,498
Series E, 5.50%, 7/01/31	1,920	2,016,902
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	24,300	27,937,467
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	8,984,871
5.75%, 5/01/23	17,000	18,567,230
City of Los Angeles California Department of Water & Power, Refunding RB, Series A:
5.25%, 7/01/39	40,000	46,907,600
5.00%, 7/01/46	19,000	23,650,250
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E (b):
6.00%, 9/01/19	4,915	5,732,807
6.00%, 9/01/19	9,450	11,022,386
City of Los Angeles Department of Airports, Refunding RB, AMT, 5.50%, 5/15/22	11,300	12,307,734
City of San Jose California, Refunding ARB, AMT:
(AGM), 5.00%, 3/01/37	35,000	35,938,000
Series A (AMBAC), 5.50%, 3/01/32	6,530	6,727,663
Series A-1, 5.75%, 3/01/34	7,010	8,321,291
Series A-1, 6.25%, 3/01/34	5,250	6,349,770
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,510	1,845,371
6.50%, 5/01/42	5,130	6,256,035
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	10,000	11,392,300
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 8/01/38	3,750	4,623,675
County of Los Angeles Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 7/01/16	11,275	11,276,466
County of Orange California Airport, ARB, Series B, 5.25%, 7/01/34	13,045	13,645,853
County of Orange California Sanitation District, COP (b):
Series A, 5.00%, 2/01/19	10,000	11,115,500
Series B (AGM), 5.00%, 2/01/17	25,000	25,658,750
County of Orange California Water District, COP, Refunding:
5.00%, 8/15/39	15,000	16,934,400
Series A, 5.00%, 8/15/41	7,110	8,001,025
County of Sacramento California, RB, Subordinated & Passenger Facility Charges/Grant, Series C:
6.00%, 7/01/39	16,920	18,634,334
6.00%, 7/01/41	13,285	14,631,036
County of San Diego Water Authority Financing Corp., COP, Refunding, Series A (AGM), 5.00%, 5/01/18 (b)	3,755	4,057,202
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	12,830	15,697,890
5.50%, 3/01/41	26,390	31,689,640

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	27

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
California (continued)
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.38%, 9/01/35	$26,315	$31,785,889
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	8,528,240
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, Asset-Backed:
Bonds, 5.13%, 6/01/47	61,815	61,852,089
Senior, 5.75%, 6/01/47	55,000	56,229,800
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (b)	3,500	4,399,080
Los Angeles Department of Water & Power, RB (AMBAC), 5.00%, 7/01/37	27,500	28,730,625
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 7/01/37	10,000	10,444,900
Authorization, 5.00%, 1/01/39	10,000	11,059,700
Metropolitan Water District of Southern California, Refunding RB:
Series B, 5.00%, 7/01/35	13,170	13,171,712
Series C, 5.00%, 7/01/35	13,375	15,119,501
Modesto Irrigation District, COP, Capital Improvements, Series A, 6.00%, 10/01/39	11,755	13,358,852
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 5/01/31	13,010	15,369,624
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 8/01/32	18,000	18,848,880
San Diego Public Facilities Financing Authority, RB, Water Utility, Series B, 5.38%, 8/01/19 (b)	15,000	17,146,050
San Francisco City & County California Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	23,000	26,134,670
State of California, GO, Various Purposes:
6.50%, 4/01/33	33,550	38,860,965
6.00%, 4/01/38	33,925	38,703,336
Refunding, 4.00%, 9/01/33	48,975	57,113,176
Refunding, 4.00%, 9/01/34	22,075	25,721,349
Refunding, 4.00%, 9/01/36	8,670	10,025,034
State of California Public Works Board, LRB, Various Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	14,125	16,712,841
Sub-Series I-1, 6.13%, 11/01/29	10,015	11,811,791
Sub-Series I-1, 6.38%, 11/01/34	11,680	13,975,938
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	19,355	21,794,504
University of California, RB, Series O (b):
5.25%, 5/15/19	3,355	3,786,151
5.25%, 5/15/19	11,445	12,880,203

		1,101,336,282
Colorado — 0.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,415	4,951,599
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,600	1,800,304

		6,751,903
Connecticut — 1.3%
State of Connecticut, GO, Refunding Series C, 5.00%, 12/15/16	37,470	38,247,877

Municipal Bonds	Par (000)	Value
Connecticut (continued)
State of Connecticut Health & Educational Facility Authority, Refunding RB, Series B, 0.86%, 7/01/49 (a)	$50,000	$49,935,500

		88,183,377
Delaware — 0.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	35,585,865
District of Columbia — 3.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	23,804,535
District of Columbia Water & Sewer Authority, Refunding RB:
Series A, 5.50%, 10/01/18 (b)	7,475	8,279,908
Series A, 6.00%, 10/01/18 (b)	12,630	14,130,949
Series A, 5.00%, 10/01/45	13,545	16,691,233
Series B, 5.25%, 10/01/40	48,060	61,053,021
Series B, 5.25%, 10/01/44	63,075	80,127,326
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	5,765	6,445,270

		210,532,242
Florida — 8.4%
Anthem Park Community Development District, Special Assessment Bonds, 5.80%, 5/01/36	1,210	1,210,193
City of St. Augustine Florida, RB, 5.75%, 10/01/41	1,345	1,626,051
City of Tallahassee Florida Energy System Revenue, RB (NPFGC), 5.00%, 10/01/37	10,000	10,502,100
City of West Palm Beach Florida, RB, Series B, 5.00%, 10/01/40 (d)	11,140	13,973,682
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	8,732,100
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,765,945
County of Miami-Dade Florida, ARB, AMT, International Airport Hub, Series A (NPFGC):
5.00%, 10/01/37	35,220	36,722,133
5.00%, 10/01/39	55,890	58,159,693
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series 2015-D, 5.00%, 7/01/45	47,430	59,199,280
Series B, 6.38%, 7/01/18 (b)	9,300	10,361,688
Series B-1, 5.75%, 7/01/18 (b)	2,400	2,644,176
Series B-1, 6.00%, 7/01/18 (b)	30,000	33,201,300
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	6,175	7,801,310
Series A, 5.50%, 10/01/42	5,375	6,529,765
Series B, AMT, 6.25%, 10/01/38	5,000	6,416,150
Series B, AMT, 6.00%, 10/01/42	2,350	2,915,269
County of Miami-Dade Florida, Refunding ARB, Miami International Airport, Series A, AMT (AGC):
5.50%, 10/01/27	5,505	6,035,902
5.50%, 10/01/26	7,000	7,686,630
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, Series B, 5.50%, 10/01/36	14,745	16,845,278
Water & Sewer Systems, Series C, 6.00%, 10/01/18 (b)	25,000	27,959,000

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Florida (continued)
East Central Regional Wastewater Treatment Facilities Operation Board, RB, Green Bond Biosolids Project, 5.50%, 10/01/44	$29,160	$37,424,819
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 1 (Ginnie Mae), AMT, 6.00%, 7/01/39	1,515	1,551,693
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 6/01/27	10,010	11,777,366
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	900	903,447
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	16,825	18,271,277
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	11,125	14,560,956
State of Florida, Board of Education, GO:
Series A, 5.38%, 6/01/33	3,950	4,335,559
Series A, 5.50%, 6/01/38	4,790	5,266,988
Series C, 5.00%, 6/01/37	65,545	68,825,527
Series E, 5.00%, 6/01/37	39,730	45,453,504
State of Florida, GO, Refunding Series B, 5.00%, 1/01/17	38,245	39,115,839
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 7/01/28	3,890	4,305,141
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/15 (e)(f)	155	108,498
Watergrass Community Development District Florida, Special Assessment Bonds, Series B, 6.96%, 11/01/17	195	196,094

		576,384,353
Georgia — 1.4%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	30,000	36,677,100
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	2,000	2,314,500
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	4,950	6,191,113
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	4,220,515
County of Rockdale Georgia Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	5,080,900
Municipal Electric Authority of Georgia, Refunding RB:
Series D, 6.00%, 7/01/18 (b)	7,395	8,179,388
Series D, 6.00%, 1/01/23	2,605	2,882,433
Series EE (AMBAC), 7.00%, 1/01/25	20,000	28,339,400

		93,885,349
Illinois — 7.1%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	1,005,770
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	29,835	36,423,165
City of Chicago Illinois O’Hare International Airport, Refunding RB, 5.00%, 1/01/31	30,450	37,266,841

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, RB, Refunding GARB:
5.00%, 1/01/32	$23,410	$28,548,963
Senior Lien, Series C, AMT 5.50%, 1/01/34	5,380	6,432,274
Senior Lien, Series C, AMT 5.38%, 1/01/39	1,650	1,927,695
City of Chicago Illinois Transit Authority, RB, Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (b)	15,000	16,905,150
City of Chicago Illinois Wastewater Transmission, RB, Series A (BHAC), 5.50%, 1/01/38	3,000	3,173,490
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	5,000	5,379,650
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (b)	7,020	7,969,876
Carle Foundation, Series A, 6.00%, 8/15/41	6,500	7,862,530
Carle Foundation, Series A (AGM), 6.00%, 8/15/41	19,285	23,390,969
DePaul University, Series A, 6.13%, 10/01/40	11,935	14,401,368
Memorial Health System, 5.50%, 4/01/34	150	166,247
Memorial Health System, Series A, 5.25%, 7/01/44	8,370	9,602,734
Rush University Medical Center, Series B, 7.25%, 11/01/18 (b)	5,280	6,086,098
Rush University Medical Center, Series C, 6.38%, 5/01/19 (b)	2,860	3,311,165
University of Chicago, Series B, 6.25%, 7/01/18 (b)	25,035	27,825,401
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	4,215	4,858,293
Central Dupage Health, Series B, 5.75%, 11/01/39	6,000	6,973,560
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	30,275	35,338,797
OSF Healthcare System, Series A, 6.00%, 5/15/39	12,265	14,355,201
Roosevelt University Project, 6.50%, 4/01/39	7,000	7,783,370
Rush University Medical Center Obligated Group, Series A, 7.25%, 11/01/18 (b)	7,605	8,766,055
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/18 (b)	6,900	7,953,423
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A:
5.50%, 6/15/50	15,000	16,313,700
5.50%, 6/15/53	28,565	33,786,111
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Refunding Bonds, Series B-2, 5.25%, 6/15/50	76,445	82,403,888
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	13,865	16,720,358
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,021,700
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,075	1,075,989

		484,029,831

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	29

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Indiana — 3.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$3,870	$4,809,133
7.00%, 1/01/44	7,330	9,163,746
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	17,510	20,895,033
Sisters of St. Francis Health Services, 5.25%, 11/01/39	31,460	35,591,956
Wastewater, 1st Lien, 5.25%, 10/01/31	10,875	13,026,075
Indiana Finance Authority, Refunding RB, Series A:
Parkview Health System, 5.75%, 5/01/31	1,660	1,889,943
Trinity Health, 5.63%, 12/01/38	12,000	13,839,120
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	19,620	22,174,524
Indianapolis Local Public Improvement Bond Bank, RB, Pilot Infrastructure Project, Series F, 5.00%, 1/01/35	23,550	26,506,938
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	13,055	14,691,314
(AGC), 5.50%, 1/01/38	56,725	63,528,597

		226,116,379
Iowa — 1.2%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	18,750	23,032,125
Series A (AGC), 5.63%, 8/15/19 (b)	5,240	6,021,808
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	35,200	36,650,592
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.40%, 12/01/24	9,275	9,961,164
5.50%, 12/01/25	6,165	6,655,426

		82,321,115
Kansas — 0.0%
Counties of Sedgwick & Shawnee Kansas, RB, AMT (Ginnie Mae), 6.95%, 6/01/29	200	209,862
Kentucky — 0.2%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 82 (AGM), 5.25%, 10/01/16	15,000	15,180,150
Louisiana — 0.6%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	1,370	1,527,331
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	8,030	8,633,535
Series A, 6.50%, 8/01/29	11,470	13,669,258
Series A-1, 6.50%, 11/01/35	17,185	20,770,650

		44,600,774
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center:
7.50%, 7/01/32	12,365	14,900,196
6.95%, 7/01/41	2,235	2,584,509

		17,484,705

Municipal Bonds	Par (000)	Value
Maryland — 0.3%
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	$3,280	$3,923,044
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	11,000	13,108,040
State of Maryland, GO, 2nd Series B, 5.00%, 8/01/16	5,000	5,019,750

		22,050,834
Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB, Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,375	1,580,989
Massachusetts Health & Educational Facilities Authority, RB, Massachusetts Institution of Technology, Series N, 5.00%, 7/01/17 (b)	31,000	32,374,540
Massachusetts Health & Educational Facilities Authority, Refunding RB, Harvard University, Series A, 5.50%, 11/15/36	86,625	96,306,210
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	4,585	4,968,443
Massachusetts School Building Authority (AMBAC), 5.00%, 8/15/17 (b)	9,810	10,290,886
Massachusetts School Building Authority, Refunding RB, Series B, 5.00%, 8/15/18	5,900	6,442,092
Massachusetts Water Resources Authority, Refunding RB, Series C, 5.25%, 8/01/42	5,000	5,901,600

		157,864,760
Michigan — 0.9%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	6,485	7,735,957
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (b)	7,550	8,465,891
6.00%, 10/15/38	4,905	5,466,377
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/39	4,225	4,852,835
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital (b):
Series V, 8.25%, 9/01/18	18,130	21,097,518
Series W, 6.00%, 8/01/19	5,145	5,965,988
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I:
6.25%, 10/15/18 (b)	4,540	5,116,489
6.25%, 10/15/38	2,960	3,315,496
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	955	1,032,479

		63,049,030
Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/18 (b)	5,940	6,784,549
Series B (AGC), 6.50%, 11/15/18 (b)	2,775	3,153,233
Series B (AGC), 6.50%, 11/15/38	15,240	17,108,729
County of Ramsey Minnesota Housing & Redevelopment Authority, RB, Hanover Townhouses Project, M/F Housing, AMT, 6.00%, 7/01/31	1,110	1,112,575

		28,159,086

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Mississippi — 0.0%
County of Warren Mississippi, RB, International Paper Co. Project, Series A, 6.50%, 9/01/32	$1,890	$2,099,601
Missouri — 0.0%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	1,175	1,331,980
Nebraska — 0.5%
Omaha Public Power District, Separate Electric System, Refunding RB, Series A:
5.25%, 2/01/42	14,265	17,677,045
5.25%, 2/01/46	14,670	18,127,132

		35,804,177
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)	12,925	14,772,112
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	51,700	60,035,074
County of Clark Nevada Water Reclamation District, GO, Series B:
5.75%, 7/01/34	3,125	3,586,094
5.75%, 7/01/38	32,685	37,465,508

		115,858,788
New Hampshire — 0.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	15,605	17,995,998
New Jersey — 4.1%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	15	16,141
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	5,000	6,038,300
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	3,180	3,332,863
County of Monmouth New Jersey Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/18 (b)	3,600	3,998,124
New Jersey Building Authority, Refunding RB, Series A, 5.00%, 6/15/24	3,745	4,251,586
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	26,500	26,779,045
Series WW, 5.25%, 6/15/40	14,955	17,113,306
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	8,280	9,392,501
School Facilities Construction, Series NN, 5.00%, 3/01/24	1,735	1,949,602
School Facilities Construction, Series NN, 5.00%, 3/01/25	4,775	5,344,228
School Facilities Construction, Series NN, 5.00%, 3/01/29	805	891,545
School Facilities Construction, Series NN, 5.00%, 3/01/30	1,200	1,324,200
Series XX, 5.00%, 6/15/22	4,810	5,398,215
Series XX, 5.00%, 6/15/23	500	565,580
Series XX, 5.00%, 6/15/24	400	454,248
Series XX, 5.00%, 6/15/25	865	986,420

Municipal Bonds	Par (000)	Value
New Jersey — (continued)
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (b):
7.13%, 6/01/19	$2,870	$3,386,198
7.50%, 6/01/19	9,200	10,953,980
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	1,200	1,465,152
AHS Hospital Corp., 6.00%, 7/01/41	33,185	40,517,558
St. Joseph’s Healthcare System, 6.63%, 7/01/38	200	219,814
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.75%, 12/01/27	445	511,434
5.75%, 12/01/28	365	418,093
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA:
6.38%, 10/01/28	295	305,517
6.50%, 10/01/38	315	325,823
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/41	2,120	2,425,958
Transportation System, Series A, 6.00%, 6/15/35	2,155	2,504,649
Transportation System, Series A, 5.88%, 12/15/38	14,255	15,783,849
Transportation System, Series AA, 5.50%, 6/15/39	39,890	45,465,425
Transportation System, Series B, 5.50%, 6/15/31	300	339,180
Transportation System, Series B, 5.25%, 6/15/36	16,500	18,310,710
Township of Hamilton New Jersey, GO, Refunding, 2.00%, 6/08/17	46,647	47,231,953

		278,001,197
New Mexico — 0.0%
County of Santa Fe New Mexico, RB (AGM), 6.00%, 2/01/27	250	317,995
New York — 17.5%
City of New York New York, GO:
Sub-Series E-1, 6.25%, 10/15/18 (b)	12,875	14,506,777
Sub-Series E-1, 6.25%, 10/15/28	575	647,956
SubSeries I-1, 5.63%, 4/01/19 (b)	1,475	1,672,488
SubSeries I-1, 5.63%, 4/01/29	1,285	1,446,422
City of New York New York Housing Development Corp., RB, M/F Housing, Series M:
6.50%, 11/01/28	4,300	4,749,737
6.88%, 11/01/38	7,785	8,627,804
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Fiscal 2009, Series EE, 5.25%, 6/15/40	5,000	5,631,100
Subseries, 5.25%, 6/15/37	45,000	58,689,900
Water & Sewer System, Series EE, 5.38%, 6/15/43	7,125	8,397,525
City of New York New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2016, Series S-1, 4.00%, 7/15/40	25,000	28,188,250
City of New York New York Water & Sewer System, RB:
2nd General Resolution, Series DD (BHAC), 5.75%, 6/15/40	9,500	10,425,015

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	31

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
New York (continued)
City of New York New York Water & Sewer System, RB (continued):
Fiscal 2009, Series A, 5.75%, 6/15/18 (b)	$1,430	$1,571,227
Fiscal 2009, Series A, 5.75%, 6/15/40	4,770	5,245,283
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (c)	19,800	20,979,090
5.00%, 6/01/45	22,495	22,493,425
County of Albany New York, GO, Refunding, 2.00%, 5/25/17	96,023	97,258,906
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	9,025	10,689,752
Long Island Power Authority, Refunding RB, Electric System, Series A (b):
5.50%, 5/01/19	1,500	1,701,375
6.00%, 5/01/19	56,950	65,393,407
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	30,000	37,117,500
Series C, 6.50%, 11/15/18 (b)	17,505	19,886,555
Series C, 6.50%, 11/15/28	5,960	6,788,678
Series D, 5.25%, 11/15/41	8,030	9,609,742
Sub-Series D-1, 5.25%, 11/15/44	38,000	48,014,140
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 5.25%, 11/15/56	62,045	78,175,459
Series B, 5.00%, 11/15/37	78,140	97,431,203
SubSeries C-1, 5.25%, 11/15/31	14,000	18,107,320
New York State Urban Development Corp., Refunding RB, Series D, 5.63%, 1/01/28	3,000	3,359,160
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	90,000	105,359,400
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	13,895	15,369,121
5.00%, 8/01/31	29,320	32,066,404
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (c)	5,000	5,123,550
Port Authority of New York & New Jersey, ARB, 56th Series, AMT, 5.00%, 5/01/39	6,600	7,349,496
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
151th Series, 6.00%, 9/15/28	74,880	81,528,595
152nd Series, 5.75%, 11/01/30	4,695	5,103,888
Port Authority of New York & New Jersey, Refunding RB, 194th Series:
5.00%, 10/15/41	6,000	7,404,660
5.25%, 10/15/55	37,510	47,035,664
State of New York Dormitory Authority, RB:
Columbia University, 5.00%, 7/01/38	46,870	50,798,175
Junior Lien, Series A, 5.00%, 1/01/51	40,000	48,524,800
Personal Income Tax Revenue, Series C, 5.00%, 3/15/17	28,480	29,378,544
Series B, 5.75%, 3/15/36	19,280	21,904,008
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	34,435	42,924,949
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	5,715	6,328,334

Municipal Bonds	Par (000)	Value
New York (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.25%, 11/15/45	$7,805	$9,786,065

		1,202,790,849
North Carolina — 0.1%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,492,840
State of North Carolina, RB, Series A, 5.25%, 5/01/31	4,000	4,651,880

		8,144,720
Ohio — 1.2%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A:
5.75%, 11/15/31	500	613,390
6.50%, 11/15/37	12,690	16,022,014
6.00%, 11/15/41	4,415	5,444,887
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	10,595	11,863,645
Hamilton County Ohio Sales Tax Revenue, Refunding RB, Sub-Series A (AGM), 5.00%, 12/01/32	20,000	20,350,600
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	15,315	17,229,528
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 2/15/39	7,500	9,056,925

		80,580,989
Oregon — 0.0%
City of Portland Oregon, M/F HRB, Lovejoy Station Apartments Project, AMT (NPFGC), 5.90%, 7/01/23	320	321,011
Pennsylvania — 1.9%
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (g)	2,200	2,509,870
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	9,520	10,827,382
6.38%, 1/01/39	1,055	1,193,416
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 6/01/19 (b)	3,295	3,790,304
6.00%, 6/01/29	6,670	7,662,563
6.00%, 6/01/36	595	680,382
Series A, 6.00%, 6/01/29	6,090	7,005,449
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,195,218
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	2,455	2,743,782
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	3,475	3,938,461
Pennsylvania Turnpike Commission, RB:
Series A-1, 5.00%, 12/01/41	28,225	34,058,825
Series B, 5.25%, 6/01/19 (b)	1,595	1,610,098
Series B, 5.25%, 6/01/39	23,075	23,293,432
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	1,195	1,417,939
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	22,000	26,617,580

		128,544,701

See Notes to Financial Statements.

32	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
South Carolina — 1.2%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM):
6.50%, 8/01/39	$4,455	$5,534,402
6.25%, 8/01/34	1,525	1,867,530
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	32,085	38,986,804
State of South Carolina Public Service Authority, Refunding RB, Series A:
5.50%, 1/01/19 (b)	2,200	2,462,702
Santee Cooper, 5.50%, 12/01/33	6,465	8,119,329
Santee Cooper, 5.75%, 12/01/43	19,875	25,130,944

		82,101,711
Texas — 10.9%
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 5/15/19 (b)	33,450	37,834,626
6.00%, 5/15/19 (b)	30,645	35,205,589
6.00%, 11/15/35	1,705	1,974,100
5.38%, 11/15/38	1,855	2,075,040
City of Houston Texas Utility System, Refunding RB, Series A, 1st Lien, 5.25%, 11/15/30	24,305	28,606,013
City Public Service Board of San Antonio, Refunding RB, 5.00%, 2/01/17 (b)	28,990	29,729,825
Cleburne Independent School District, GO, 5.00%, 2/15/41 (d)	33,695	41,826,614
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	465	548,965
7.00%, 1/01/43	1,075	1,296,708
7.00%, 1/01/48	2,625	3,146,430
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	9,775	11,177,224
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (b):
6.00%, 8/15/20	3,700	4,459,906
6.00%, 8/15/20	46,300	55,913,732
Cypress-Fairbanks Independent School District, GO, Refunding Series C, 5.00%, 2/15/44	36,065	43,737,468
Dallas Area Rapid Transit, Refunding RB, Senior Lien (AMBAC):
5.00%, 12/01/16 (b)	16,230	16,538,208
5.00%, 12/01/36	11,630	11,844,922
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	11,000	12,596,100
Series H, 5.00%, 11/01/37	32,100	36,757,710
Series H, 5.00%, 11/01/42	18,625	21,287,071
Dallas-Fort Worth International Airport, Refunding RB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	11,180	12,716,356
Grand Parkway Transportation Corp., RB, Series B, 5.25%, 10/01/51	12,155	14,672,543
Harris County Cultural Education Facilities Finance Corp., RB, 5.50%, 10/01/39	8,500	9,658,040
Katy ISD, GO, Series A, 5.00%, 2/15/45	20,000	24,518,000
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/30	6,085	7,552,459
North Texas Municipal Water District, Refunding RB, 6.25%, 6/01/18	2,795	3,088,140

Municipal Bonds	Par (000)	Value
Texas — (continued)
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	$4,815	$5,925,628
North Texas Tollway Authority, Refunding RB, 1st Tier System:
6.00%, 1/01/34	11,490	13,777,544
Series A, 6.00%, 1/01/19 (b)	815	919,369
Series A, 6.00%, 1/01/28	185	208,053
Series K-2 (AGC), 6.00%, 1/01/19 (b)	2,245	2,532,495
Series S, 5.75%, 1/01/18 (b)	8,425	9,066,564
Series S, 5.75%, 1/01/18 (b)	3,890	4,186,223
Series SE, 5.75%, 1/01/40	1,445	1,547,118
Series SE, 5.75%, 1/01/40	3,830	4,091,742
State of Texas, GO:
Transportation Commission, Refunding, Series A, 5.00%, 10/01/44	83,335	101,981,206
Water Financial Assistance, Series D, AMT, 5.13%, 8/01/17 (b)	535	560,883
Water Financial Assistance, Series D, AMT, 5.13%, 8/01/47	10,750	11,152,050
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	24,825	29,881,604
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	23,000	27,165,300
Ysleta ISD (PSF-GTD), 5.00%, 8/15/45	55,865	68,835,736

		750,593,304
Utah — 1.6%
County of Utah Utah, RB, IHC Health Services, Inc.:
5.00%, 5/15/43	70,000	81,260,200
Series B, 5.00%, 5/15/46 (d)	22,500	27,754,200

		109,014,400
Vermont — 0.0%
Vermont Student Assistance Corp., RB, AMT, Series A, 5.00%, 6/15/26	1,700	2,016,115
Virginia — 1.1%
City of Winchester Virginia IDA, Refunding RB, Valley Health (BHAC) (AMBAC), 5.25%, 1/01/17 (b)	31,970	32,716,819
Virginia HDA, RB, M/F Housing, Rental Housing, Series A, 5.25%, 5/01/41	2,865	3,143,478
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	31,085	37,267,807

		73,128,104
Washington — 1.5%
Central Puget Sound Regional Transit Authority, RB:
Refunding and Improvement Series S-1, 5.00%, 11/01/45	10,000	12,313,200
Series A, 5.00%, 11/01/17 (b)	8,500	8,993,765
Series A, 5.00%, 11/01/17 (b)	15,715	16,627,884
City of Seattle Washington Housing Authority, RB, M/F Housing, Newholly Project, AMT, 6.25%, 12/01/35	2,750	2,766,692
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 1/01/45	21,355	26,055,235

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	33

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, RB (continued):
MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (b)	$2,000	$2,324,560
Swedish Health Services, Series A, 6.75%, 5/15/21 (b)	16,000	20,371,360
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D:
6.25%, 10/01/28	1,560	1,745,968
6.38%, 10/01/33	545	611,452
6.38%, 10/01/36	10,090	11,314,220

		103,124,336
Wisconsin — 0.2%
City of Superior Wisconsin, Refunding RB, Midwest Energy Resources, Series E (NPFCG), 6.90%, 8/01/21	7,000	8,895,390
Public Finance Authority, Refunding RB, AMT, National Gypsum Co., 5.25%, 4/01/30	5,900	6,636,084

		15,531,474
Total Long-Term Investments (Cost — $ 6,099,935,882) — 96.1%		6,596,489,404

Short-Term Securities	Shares	Value
Money Market Funds — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (h)(i)	23,262,363	$23,262,363
Municipal Bonds – 1.9%	Par (000)
New York – 1.5%
Metropolitan Transportation Authority New York, Series A-1F, 2.00%, 10/01/16	$100,000	100,374,000
New Jersey – 0.4%
Township of Readington New Jersey, Refunding GO, 2.00%, 2/02/17	25,700	25,907,913
Total Short-Term Securities (Cost — $149,508,485) — 2.2%		149,544,276
Total Investments (Cost — $ 6,249,444,367) — 98.3%		6,746,033,680
Other Assets Less Liabilities — 1.7%		115,322,609

Net Assets — 100.0%		$6,861,356,289

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(h)	During the year ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2015	Shares Purchased	Shares Sold	Shares Held at June 30, 2016	Value at June 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	23,262,363	—	23,262,363	$23,262,363	$86,950	—
FFI Institutional Tax-Exempt Fund	212,819,220	—	(212,819,220)	—	—	47,065	—
iShares National Municipal Bond ETF	—	50,000	(50,000)	—	—	20,283	$55,902
Total					$23,262,363	$154,298	$55,902

(i)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short		Issue	Expiration	Notional Value	Unrealized Depreciation
	(745)	5-Year U.S. Treasury Note	September 2016	$91,012,227	$(782,545)
	(750)	10-Year U.S. Treasury Note	September 2016	$99,738,281	(829,332)
	(100)	Long U.S. Treasury Bond	September 2016	$17,234,375	(403,906)
Total					$(2,015,783)

See Notes to Financial Statements.

34	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock National Municipal Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$2,015,783	—	$2,015,783

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(2,251,042)	—	$(2,251,042)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(2,224,405)	—	$(2,224,405)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – short	$172,561,352

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$6,596,489,404	—	$6,596,489,404
Short-Term Securities	$23,262,363	126,281,913	—	149,544,276

Total	$23,262,363	$6,722,771,317	—	$6,746,033,680

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(2,015,783)	—	—	$(2,015,783)

[1]	See above Schedule of Investments for values in each state.
[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash pledged for futures contracts of $2,247,000 is categorized as Level 1 within the disclosure hierarchy.

During the year ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	35

Schedule of Investments June 30, 2016	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 1.9%
Arizona Health Facilities Authority, Refunding RB:
5.00%, 1/01/19	$2,735	$3,024,828
Series D, 5.00%, 1/01/17	1,080	1,103,987
City of Peoria Arizona, GO, Refunding Series E, 4.00%, 7/15/19	5,325	5,837,318
City of Phoenix Civic Improvement Corp., Refunding RB, Transit Excise Tax, Light Rail Project, 5.00%, 7/01/16	1,000	1,000,130

		10,966,263
California — 14.7%
California Municipal Finance Authority, RB, Series A, 0.85%, 11/01/17	3,000	3,001,080
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/19	6,360	7,134,902
California State University, Refunding RB, Series A, 5.00%, 11/01/18	1,800	1,981,512
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series C, 5.00%, 11/01/29 (a)	3,570	3,697,021
California Statewide Communities Development Authority, Refunding RB, Rady Children’s Hospital, Series A:
4.00%, 8/15/18	1,125	1,202,490
4.00%, 8/15/19	625	685,437
City of Long Beach California Harbor Revenue, Refunding RB, AMT, Series A, 5.00%, 5/15/17	1,500	1,556,265
City of Los Angeles Department of Airports, Refunding RB, AMT:
4.00%, 5/15/17	1,220	1,256,014
5.00%, 5/15/18	1,380	1,491,021
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 8/01/18	1,020	1,089,686
County of Los Angeles California, GO, 3.00%, 6/30/17 (b)	8,000	8,193,600
Los Angeles Community College District, GO, Refunding:
Election of 2008, Series A, 6.00%, 8/01/19 (c)	3,135	3,642,212
Series C, 5.00%, 8/01/17	2,500	2,620,250
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 12/01/18	10,000	11,051,600
Los Angeles Unified School District, GO, Refunding, Series A, 5.00%, 7/01/17	18,145	18,951,364
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A:
4.00%, 7/01/18	2,000	2,136,840
5.00%, 7/01/19	1,055	1,190,916
State of California, GO, Refunding:
5.00%, 9/01/18	8,000	8,747,120
Series A, 5.00%, 7/01/19 (c)	5,500	6,205,045
West Contra Costa Unified School District, GO, Election of 2005, Series B, 5.63%, 8/01/18 (c)	1,300	1,435,356

		87,269,731
Colorado — 0.8%
Colorado Health Facilities Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series B, 5.00%, 1/01/18	4,440	4,726,291
Connecticut — 1.5%
State of Connecticut, Special Tax Revenue, RB, Series A, 5.00%, 8/01/19	3,000	3,382,800
State of Connecticut, Special Tax Revenue, Refunding RB:
5.00%, 8/01/18	1,360	1,481,679
5.00%, 8/01/19	2,665	3,005,054

Municipal Bonds	Par (000)	Value
Connecticut (continued)
University of Connecticut, RB, Series A, 5.00%, 2/15/18	$1,000	$1,069,440

		8,938,973
District of Columbia — 2.0%
District of Columbia Water & Sewer Authority, Refunding RB, Sub Lien, Series A (AGC), 5.00%, 10/01/18 (c)	4,000	4,386,080
Metropolitan Washington Airports Authority, Refunding RB, Series A AMT, 5.00%, 10/01/17	4,000	4,212,560
Washington Metropolitan Area Transit Authority, RB, Series A:
4.00%, 7/01/17	2,000	2,067,260
4.00%, 7/01/19	1,000	1,063,450

		11,729,350
Florida — 6.9%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 9/01/19	3,440	3,897,004
City of Jacksonville Florida, Refunding RB, Series C, 5.00%, 10/01/16	1,280	1,294,630
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/16	1,750	1,769,757
Florida State Department of Environmental Protection, Refunding RB, Series A:	17,985	19,512,826
5.00%, 7/01/18
Everglades Restoration, Series A (AGC), 5.00%, 7/01/16	205	205,027
Highlands County Health Facilities Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series I, 5.00%, 11/15/16	1,035	1,052,347
Orlando Utilities Commission, Refunding RB, Series A, 5.00%, 10/01/18 (b)	2,000	2,184,100
South Florida Water Management District, COP, Refunding:
5.00%, 10/01/17	2,000	2,111,460
5.00%, 10/01/19	1,500	1,703,160
State of Florida, GO, Refunding, Series A, 5.00%, 7/01/19	6,500	7,324,915

		41,055,226
Georgia — 1.2%
City of Atlanta Georgia Department of Aviation, RB, Series B, 5.00%, 1/01/17	7,000	7,157,990
Illinois — 4.0%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 5.00%, 11/01/17	1,075	1,134,179
Illinois State Toll Highway Authority, Refunding RB, Series D, 5.00%, 1/01/18	1,250	1,329,050
Metropolitan Water Reclamation District of Greater Chicago, GO, Refunding Series A, 5.00%, 12/01/17	1,005	1,066,094
Regional Transportation Authority, GO, Refunding, ERS, Series B, 0.65%, 6/01/25 (a)	14,270	14,270,000
State of Illinois, GO, 4.00%, 2/01/17	2,000	2,033,120
State of Illinois, Refunding RB, 5.00%, 6/15/19	3,715	4,147,500

		23,979,943
Indiana — 0.2%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Indianapolis Airport Authority Project, AMT, 5.00%, 1/01/19	1,250	1,373,938

See Notes to Financial Statements.

36	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund

Municipal Bonds	Par (000)	Value
Iowa — 0.8%
Iowa Finance Authority, Refunding RB, 5.00%, 8/01/17	$4,250	$4,453,957
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Series A, 5.00%, 7/01/17	5,000	5,190,850
Maine — 0.4%
Maine Municipal Bond Bank, Refunding RB, Series D, 5.00%, 11/01/18	2,300	2,529,103
Maryland — 0.7%
County of Harford Maryland, GO, Refunding, Series B, 5.00%, 2/01/20	2,500	2,877,300
County of Montgomery Maryland, GO, Consolidated Public Improvement, Series A, 5.00%, 8/01/16	1,250	1,254,938

		4,132,238
Massachusetts — 7.2%
City of Cambridge Massachusetts, GO, 2.00%, 2/15/17	2,970	2,998,185
Commonwealth of Massachusetts, GO, Refunding, Series B, 5.00%, 8/01/19	7,595	8,574,072
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/20	7,540	8,676,957
Massachusetts Clean Water Trust, Refunding RB, 5.00%, 8/01/18	3,500	3,818,360
Massachusetts Development Finance Agency, Refunding RB, CareGroup Issue, Series I, 5.00%, 7/01/17	2,480	2,584,854
Massachusetts Health & Educational Facilities Authority, RB, Massachusetts Institution of Technology, Series N, 5.00%, 7/01/17 (c)	5,000	5,221,700
Massachusetts State Educational Financing Authority, RB, AMT:
4.00%, 1/01/17	800	810,872
4.00%, 1/01/18	1,750	1,819,020
University of Massachusetts Building Authority, RB, Senior Series 1, 5.00%, 11/01/17	8,000	8,466,880

		42,970,900
Michigan — 1.0%
Michigan Finance Authority, Refunding RB:
AMT, 5.00%, 11/01/16	1,400	1,417,038
Trinity Health Corp., 5.00%, 12/01/17	2,460	2,612,692
Michigan State Hospital Finance Authority, RB, Ascension Health Credit Group, 0.95%, 11/15/33 (a)	2,000	2,000,760

		6,030,490
Missouri — 0.5%
University of Missouri, Refunding RB, Series A, 4.00%, 11/01/17	2,555	2,672,275
Nevada — 2.8%
County of Clark Nevada Department of Aviation, Refunding RB, Series B, 5.00%, 7/01/18	2,250	2,440,193
County of Clark Nevada School District, GO, Refunding, Series B, 5.50%, 6/15/17	13,760	14,399,014

		16,839,207
New Hampshire — 0.2%
State of New Hampshire, RB, Federal Highway, GAN, 5.00%, 9/01/16	1,250	1,259,513
New Jersey — 4.1%
New Jersey EDA, Refunding RB, 5.00%, 12/15/16	1,925	1,960,555

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, RB:
5.00%, 6/01/17	$12,910	$13,374,631
Princeton University, Series A, 5.00%, 7/01/18	2,890	3,143,973
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 7/01/17	2,345	2,449,704
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.00%, 7/01/16	1,000	1,000,130
Meridian Health System, 5.00%, 7/01/17	2,000	2,083,120

		24,012,113
New Mexico — 0.9%
County of Albuquerque New Mexico Bernalillo Water Utility Authority, Refunding RB, 5.00%, 7/01/18	3,470	3,773,486
New Mexico Finance Authority, Refunding RB, 5.00%, 6/15/18	1,330	1,444,393

		5,217,879
New York — 20.4%
City of New York, New York, GO, Refunding:
Fiscal 2014, Series E, 5.00%, 8/01/18	1,000	1,089,580
Series A, 5.00%, 8/01/19	10,000	11,278,800
County of Nassau New York, GO, Series C, 5.00%, 4/01/19	1,400	1,558,550
County of Westchester New York, GO, Series A, 5.00%, 1/01/20	3,250	3,730,285
Erie County Industrial Development Agency, Refunding RB, 5.00%, 5/01/18	2,000	2,157,880
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Series E-1, 5.00%, 2/01/18	4,655	4,978,057
Series E-1, 5.00%, 2/01/19	5,000	5,551,800
Series F-1, 5.00%, 2/01/20	4,265	4,892,339
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB:
Fiscal 2014, Series C, 5.00%, 11/01/17	2,180	2,308,249
Series B, 5.00%, 11/01/18	3,605	3,969,141
New York State Dormitory Authority, RB, Series A:
4.00%, 3/15/17	4,000	4,099,720
5.00%, 2/15/17	2,495	2,564,611
5.00%, 3/15/18	7,125	7,665,075
New York State Dormitory Authority, Refunding RB:
Pratt Institute, Series A, 4.00%, 7/01/16	1,210	1,210,121
Series A, 5.00%, 3/15/18	20,000	21,516,000
Series A, 5.00%, 3/15/19	4,800	5,364,288
Wyckoff Heights Medical Center, 4.00%, 2/15/18	2,200	2,314,884
New York State Environmental Facilities Corp., Refunding RB, Series A, 5.00%, 6/15/18	5,000	5,432,100
New York State Urban Development Corp., RB, Personal Income Tax, Series C, 5.00%, 3/15/17	6,470	6,674,128
New York State Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 3/15/19	15,000	16,733,250
Port Authority of New York & New Jersey, RB, 5.00%, 9/15/19	5,000	5,642,300

		120,731,158
North Carolina — 0.6%
City of Charlotte North Carolina Water & Sewer System Revenue, Refunding RB, 5.00%, 7/01/18	3,500	3,806,110

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	37

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund

Municipal Bonds	Par (000)	Value
Ohio — 3.0%
City of Columbus Ohio, GO, Series A, 5.00%, 2/15/18	$10,000	$10,715,500
City of Garfield Heights Ohio, GO, Refunding, 1.50%, 6/21/17	1,250	1,259,000
State of Ohio, GO, Series B, 5.00%, 3/15/19	5,000	5,576,050

		17,550,550
Oklahoma — 0.4%
County of Cleveland Oklahoma Educational Facilities Authority, LRB, Norman Public Schools Project:
5.00%, 7/01/16	1,000	1,000,130
5.00%, 7/01/17	1,520	1,583,323

		2,583,453
Oregon — 2.6%
City of Portland Oregon Sewer System Revenue, Refunding RB, Series A:
1st Lien, 5.00%, 6/01/19	10,000	11,238,300
5.00%, 6/15/18	3,750	4,070,100

		15,308,400
Pennsylvania — 3.5%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/17	2,000	2,078,960
County of Bucks Pennsylvania, GO, Refunding, 5.00%, 5/01/19	1,500	1,679,295
County of Lehigh Pennsylvania, IDA, Refunding RB, Place Electric Utilities Corp. (a):
0.90%, 2/15/27	5,000	5,004,450
0.90%, 9/01/29	5,000	5,004,100
Pennsylvania Economic Development Financing Authority, Refunding RB:
5.00%, 1/01/20	1,500	1,692,765
Series A, 5.00%, 7/01/18	5,000	5,436,250

		20,895,820
Rhode Island — 0.9%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 4.00%, 6/01/17	5,000	5,149,450
Tennessee — 2.2%
State of Tennessee, GO, Refunding:
Series A, 5.00%, 8/01/18	5,000	5,455,900
Series A, 5.00%, 8/01/19	4,565	5,166,712
Series B, 5.00%, 8/01/19	2,165	2,450,369

		13,072,981
Texas — 8.7%
City of Corpus Christi Texas Utility System, Refunding RB, 4.00%, 7/15/17	2,000	2,067,280
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series B, 5.00%, 11/15/19	1,750	1,994,720
City of San Antonio Texas, GO, Refunding, 5.00%, 2/01/18	2,475	2,646,913
City of San Antonio Texas, Refunding RB, Junior Lien, Series A, 5.00%, 5/15/18	1,000	1,080,840
City Public Service Board of San Antonio, Refunding RB:
Junior Lien, 5.00%, 2/01/18	6,000	6,412,800
Series D, 5.00%, 2/01/19	6,485	7,188,947
County of Harris Texas, Refunding RB, Senior Lien, Series A, 5.00%, 8/15/19 (b)	500	564,370
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
Baylor College of Medicine, 5.00%, 11/15/18	3,455	3,792,657

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB: (continued)
Baylor College of Medicine, 5.00%, 11/15/19	$1,660	$1,882,921
Memorial Hermann Health System, Series A, 4.00%, 12/01/16	525	532,303
Lubbock Health Facilities Development Corp., Refunding RB, St. Joseph Health System, Series B, 5.00%, 7/01/17	2,000	2,085,380
North Texas Municipal Water District, Refunding RB, 5.00%, 9/01/18	5,910	6,457,857
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/20	1,000	1,139,570
Northside Texas ISD, GO, Refunding, 5.00%, 2/15/17	6,910	7,101,960
Plano Independent School District, GO, Refunding, Series B, 5.00%, 2/15/19	2,105	2,337,392
Tarrant Regional Water District, Refunding RB, Water Control and Improvement District, 5.00%, 3/01/20	3,980	4,570,274

		51,856,184
Utah — 1.0%
County of Washington Utah School District, GO, Refunding, Utah School Board Guaranty Program, 5.00%, 3/01/19	5,355	5,971,950
Virginia — 0.8%
Virginia Public School Authority, RB, 5.00%, 7/15/18	4,080	4,445,282
Washington — 3.4%
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, 5.00%, 9/01/18	15,715	17,171,780
State of Washington, GO, 5.00%, 7/01/18 (c)	2,625	2,849,648
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 3/01/18	290	308,158

		20,329,586
Total Long-Term Investments (Cost — $591,255,020) — 100.2%		594,207,154

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (d)(e)	16,471,442	16,471,442
Total Short-Term Securities (Cost — $16,471,442) — 2.8%		16,471,442
Total Investments (Cost — $607,726,462) — 103.0%		610,678,596
Liabilities in Excess of Other Assets — (3.0)%		(17,901,754)

Net Assets — 100.0%		$592,776,842

See Notes to Financial Statements.

38	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Short-Term Municipal Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	When-issued security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	During the year ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	16,471,442	16,471,442	$16,471,442	$8,000
FFI Institutional Tax-Exempt Fund	8,207,246	(8,207,246)	—	—	999
Total				$16,471,442	$8,999

(e)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$594,207,154	—	$594,207,154
Short-Term Securities	$16,471,442	—	—	16,471,442

Total	$16,471,442	$594,207,154	—	$610,678,596

[1] See above schedule of Investments for values in each state or political subdivision.

During the year ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	39

Schedule of Investments June 30, 2016	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
New York — 0.7%
American Museum of Natural History, 4.37%, 7/15/45	$1,000	$1,129,165
New York and Presbyterian Hospital, 4.06%, 8/01/56	2,000	2,149,492
New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 7/01/45	1,000	1,117,306
Total Corporate Bonds — 0.7%		4,395,963

Municipal Bonds
New York — 84.6%
Corporate — 5.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	280	318,489
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT (b):
7.63%, 8/01/25	1,800	1,824,696
7.75%, 8/01/31	2,000	2,027,660
Series B, 2.00%, 8/01/28	8,800	8,791,024
City of New York New York Industrial Development Agency, Refunding RB:
Special Needs FAS Pool, 4.38%, 7/01/20	500	483,670
Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	1,520	1,700,029
City of Niagara Falls New York, GO, Refunding (BAM):
3.00%, 5/15/34	450	460,413
3.00%, 5/15/35	500	508,930
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	350	383,012
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	750	965,152
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	780	1,092,359
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	6,355	8,557,389
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	2,150	2,203,126
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	1,900	2,007,065

		31,323,014
County/City/Special District/School District — 20.4%
City of New York New York, GO, Refunding:
Series A, 5.00%, 8/01/29	1,940	2,474,373
Series A, 5.00%, 8/01/30	2,250	2,853,135
Series A, 5.00%, 1/01/38	1,500	1,825,350
Series B, 5.00%, 8/01/31	1,250	1,574,325
Series C, 5.00%, 8/01/34	500	616,905
Series E, 5.50%, 8/01/25	1,280	1,656,179
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	400	472,412
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	850,197
Sub-Series I-1, 5.38%, 4/01/36	2,165	2,438,245
City of New York New York Convention Center Development Corp., Refunding RB:
5.00%, 11/15/35	3,500	4,319,350
Hotel Unit Fee Secured, 5.00%, 11/15/40	6,090	7,463,660

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of New York New York Convention Center Development Corp., Refunding RB (continued):
Hotel Unit Fee Secured, 4.00%, 11/15/45	$1,775	$2,010,525
Hotel Unit Fee Secured, 5.00%, 11/15/45	8,490	10,356,951
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	5,000	2,173,750
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	1,500	586,500
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,850	1,881,099
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	793,807
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	790	802,648
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	1,000	1,006,050
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	250	251,718
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	500	577,715
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	219,560
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2015, Sub-Series B-1, 5.00%, 8/01/42	3,000	3,666,330
Fiscal 2015, Sub-Series E-1, 5.00%, 2/01/41	3,000	3,664,380
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,222,050
Sub-Series B-1, 5.00%, 11/01/36	680	835,564
Sub-Series B-1, 5.00%, 11/01/38	5,000	6,209,000
Sub-Series B-2, 3.15%, 11/01/25	2,000	2,128,440
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	650	769,548
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	555,330
City of Yonkers, GO, Refunding, Series B (AGM), 5.00%, 8/01/23	100	122,716
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	620	718,909
County of Nassau New York, GO, Series B, 5.00%, 10/01/30	7,200	9,109,152
County of Westchester Industrial Development Agency, RB, White Plains Facilities (ACA), 6.25%, 10/15/27	1,000	942,330
Haverstraw-Stony Point Central School District, GO, Refunding:
5.00%, 10/15/35	160	196,430
5.00%, 10/15/36	140	171,231
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,970	6,120,981
5.75%, 2/15/47	100	118,446
(AGC), 5.00%, 2/15/47	1,000	1,025,800
(AGM), 5.00%, 2/15/47	800	820,640
(NPFGC), 4.50%, 2/15/47	2,315	2,366,439

See Notes to Financial Statements.

40	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	$9,305	$10,812,875
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,369,788
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	5,000	5,787,700
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	400	467,620
4 World Trade Center Project, 5.00%, 11/15/31	860	1,018,283
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,763,325
4 World Trade Center Project, 5.75%, 11/15/51	1,250	1,524,050
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	425	475,987
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	5,085	5,883,142
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	1,720	1,976,968
State of New York State Dormitory Authority, RB, Series C, 5.00%, 10/01/42	1,695	2,047,069
Town of Oyster Bay New York, GO:
3.75%, 3/31/17	190	191,740
3.75%, 3/31/17	130	131,191
Series E, 5.25%, 2/03/17	2,000	2,019,960
Town of Oyster Bay New York, GO, Refunding:
Series C, 4.00%, 6/01/18	615	623,216
Series D, 3.88%, 6/28/17	310	313,134

		124,374,218
Education — 13.0%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	305	333,045
Build New York City Resource Corp., Refunding RB:
3.75%, 6/01/34	550	594,319
New York Law School Project, 5.00%, 7/01/41	1,330	1,581,210
New York Law School Project, 4.00%, 7/01/45	3,695	3,992,189
Series A, 5.00%, 6/01/43	325	391,063
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	551,275
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	885	1,070,257
Carnegie Hall, 4.75%, 12/01/39	1,550	1,732,590
Carnegie Hall, 5.00%, 12/01/39	1,325	1,492,149
City of Niagara Falls New York, GO, Refunding (BAM), 3.00%, 5/15/32	160	165,856
City of Troy New York Capital Resource Corp., Refunding RB:
5.00%, 8/01/28	2,000	2,511,560
Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	4,280	4,890,371

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of Troy New York Capital Resource Corp., Refunding RB (continued):
Rensselaer Polytechnic Institute Project, Series B, 4.00%, 8/01/35	$1,000	$1,114,500
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	1,000	1,124,650
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 5/01/34	130	146,773
5.00%, 5/01/39	165	183,140
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	2,475	2,448,295
County of Madison New York Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/18 (d)	400	431,760
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	285,278
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,000	1,094,840
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	410,094
5.00%, 7/01/42	220	250,613
County of Schenectady New York Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/16 (d)	1,000	1,000,120
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	592,365
County of St. Lawrence New York Industrial Development Agency, Refunding RB:
St. Lawrence University Project, Series A, 4.00%, 7/01/43	3,000	3,379,110
Series B, 4.43%, 7/01/56	1,500	1,680,765
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	524,462
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,188,290
5.00%, 7/01/44	2,000	2,365,400
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	2,500	3,863,500
Icahn Shool of Medicine at Mount Sinai, 5.00%, 7/01/40	2,500	3,025,725
New School (AGM), 5.50%, 7/01/43	1,000	1,167,350
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	500	734,105
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	230	312,655
Personal Income Tax, Series G, 5.00%, 8/15/32	1,975	2,358,762
Series A, 5.50%, 1/01/44	2,000	2,284,580

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	41

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB (continued):
State University Dormitory Facilities, Series A, 5.25%, 7/01/19 (d)	$5	$5,672
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	832,642
Teachers College, Series B, 5.00%, 7/01/42	300	356,457
Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	600	638,910
University of Rochester, Series A, 5.75%, 7/01/39 (e)	1,000	1,133,170
University of Rochester, Series B, 5.00%, 1/01/17 (d)	550	562,045
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/33	470	580,840
Barnard College, Series A, 4.00%, 7/01/36	470	528,938
Barnard College, Series A, 5.00%, 7/01/43	1,000	1,208,490
Brooklyn Law School, 5.75%, 7/01/33	475	530,642
Culinary Institute of America, 5.00%, 7/01/42	300	340,848
Fordham University, 5.00%, 7/01/44	850	1,015,503
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	800	972,568
New York University, Series A, 5.00%, 7/01/42	1,000	1,181,930
Pratt Institute, 3.00%, 7/01/34	2,735	2,812,811
Pratt Institute, 3.00%, 7/01/36	1,090	1,113,686
Pratt Institute, Series A, 5.00%, 7/01/44	1,000	1,173,180
Rochester Institute of Technology, 5.00%, 7/01/34	750	897,292
Rochester Institute of Technology, 5.00%, 7/01/42	1,460	1,717,427
Skidmore College, Series A, 5.25%, 7/01/29	135	159,276
St. John’s University, Series A, 5.00%, 7/01/37	350	421,400
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,095	2,607,521
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	2,095	2,577,835
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	895	1,052,806
State University Dormitory Facilities, Series B, 3.50%, 7/01/34	1,280	1,371,942
Teachers College, 5.50%, 3/01/39	850	946,050
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project:
5.00%, 10/01/34	465	561,585
5.00%, 10/01/35	265	318,935

		78,893,417
Health — 7.0%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	500	606,640
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 7/01/30	600	716,106

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	$1,000	$1,129,070
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program:
Series A-1, 6.50%, 7/01/17	135	135,128
Series C-1, 6.50%, 7/01/17	715	715,679
City of New York New York Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program, Series C-1 (ACA), 5.10%, 7/01/31	525	525,058
County of Dutchess New York Local Development Corp., RB:
Health Quest Systems, Inc., Series B, 3.00%, 7/01/36 (f)	775	775,000
Health Quest Systems, Inc., Series B, 4.00%, 7/01/41 (f)	1,170	1,284,052
Series A, 5.00%, 7/01/34	750	894,825
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	347,706
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A, 6.00%, 2/01/28	185	185,414
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	465	465,711
5.00%, 12/01/32	580	580,766
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,238,706
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 7/01/21	330	330,221
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 7/01/21	845	845,566
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	305	359,510
County of Suffolk New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series D-1, 6.50%, 7/01/17	55	55,133
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 7/01/21	330	330,221
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc.:
5.00%, 7/01/44	1,250	1,433,400
Project, 4.25%, 7/01/44	1,595	1,681,672
County of Westchester Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	1,610	1,900,621
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,645	4,180,159
Series B, 6.00%, 11/01/20 (d)	325	395,476
Series B, 6.00%, 11/01/30	50	58,428

See Notes to Financial Statements.

42	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	$930	$1,080,855
5.00%, 1/01/34	875	993,729
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	250	277,360
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	784,717
Mental Health Services (AGM), 5.00%, 8/15/18 (d)	5	5,461
Mental Health Services (AGM), 5.00%, 2/15/22	990	1,081,951
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (d)	5	5,461
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	807,107
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (d)	1,055	1,260,324
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (d)	1,675	1,899,869
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/19 (d)	1,725	1,968,656
Orange Regional Medical Center, 5.00%, 12/01/40 (a)	1,300	1,471,665
Orange Regional Medical Center, 5.00%, 12/01/45 (a)	1,700	1,917,481
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	313,293
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,880,234
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,500	2,920,650
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	1,570	1,869,807
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,000	1,116,160

		42,825,048
Housing — 2.0%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	2,020	2,444,058
5.00%, 7/01/33	400	473,176
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	770	831,400
City of Yonkers New York Industrial Development Agency, RB, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 4/01/37	585	586,831
Sacred Heart Association Project, Series A, 5.00%, 10/01/37	1,640	1,651,299
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 2/01/31	1,000	1,003,290
County Westchester Local Development Corp., Refunding RB, Waterburg Senior Housing, Series A, 5.00%, 6/01/30 (a)	965	1,030,794

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (continued)
State of New York HFA, RB, M/F Housing, Series A, AMT: Division Street (SONYMA), 5.10%, 2/15/38	$875	$876,339
Highland Avenue Senior Apartments (SONYMA), 5.00%, 2/15/39	2,000	2,021,280
Kensico Terrace Apartments (SONYMA), 4.90%, 2/15/38	645	646,329
Watergate II, 4.75%, 2/15/34	580	580,789

		12,145,585
State — 3.8%
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	1,625	2,055,267
State of New York, GO, Series A, 5.00%, 2/15/39	750	832,643
State of New York Dormitory Authority, RB:
Series B, 5.00%, 3/15/37	1,500	1,873,830
State Supported Debt, Series A, 5.00%, 3/15/44	3,305	4,023,110
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/29	1,000	1,109,270
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	4,000	4,884,480
State of New York Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 1/01/20	1,380	1,502,834
Personal Income Tax, Series A, 5.00%, 3/15/34	1,355	1,712,043
Personal Income Tax, Series A, 5.00%, 3/15/35	1,525	1,922,232
University Facilities Grants, 5.50%, 1/01/19	2,695	2,891,654

		22,807,363
Tobacco — 4.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (a)	4,700	4,979,885
5.00%, 6/01/42	3,775	3,774,849
5.00%, 6/01/45	1,395	1,394,902
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	750	775,988
County of Nassau Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	1,765	1,739,407
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,750	2,076,900
5.25%, 5/15/40	1,080	1,272,488
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,595	4,595,230
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/34	3,620	3,620,036
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,145	4,145,788

		28,375,473
Transportation — 20.7%
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/18 (d)	90	100,574

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	43

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Metropolitan Transportation Authority, RB (continued):
Series A-1, 5.25%, 11/15/33	$540	$673,607
Series B, 5.25%, 11/15/44	2,125	2,638,081
Series C, 6.50%, 11/15/28	445	506,873
Series E, 5.00%, 11/15/38	2,350	2,845,474
Series H, 5.00%, 11/15/25	1,000	1,222,910
Metropolitan Transportation Authority, Refunding RB:
Green Bond, SubSeries B-1, 5.00%, 11/15/51	10,000	12,385,000
Green Bonds, Series A-1, 5.25%, 11/15/56	1,560	1,965,569
Green Bonds, Series A-2, 5.00%, 11/15/27	10,000	12,991,200
Series A, 5.63%, 11/15/18 (d)	410	458,068
Series F, 5.00%, 11/15/30	1,000	1,212,020
Sub-Series C-1, 5.00%, 11/15/35	1,500	1,851,150
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	8,850	10,360,341
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	4,585	5,071,423
5.00%, 8/01/31	4,415	4,828,553
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,133,230
Consolidated, Series 192, 4.81%, 10/15/65	2,000	2,419,100
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,361,820
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
177th Series, AMT, 3.50%, 7/15/37	2,000	2,107,620
177th Series, AMT, 4.00%, 1/15/43	1,255	1,349,878
178th Series, AMT, 5.00%, 12/01/43	285	335,719
186th Series, AMT, 5.00%, 10/15/44	6,000	7,181,340
189th Series, 5.00%, 5/01/45	1,150	1,403,126
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	1,000	1,196,740
State of New York Thruway Authority, RB, Junior Lien, Series A:
4.00%, 1/01/51	1,000	1,103,030
4.00%, 1/01/56	1,000	1,101,170
5.25%, 1/01/56	4,850	6,045,767
State of New York Thruway Authority, Refunding RB:
5.00%, 1/01/29	5,000	6,265,200
5.00%, 1/01/31	2,500	3,088,150
General, Series I, 5.00%, 1/01/42	280	326,262
General, Series K, 5.00%, 1/01/32	3,500	4,304,965
Series J, 5.00%, 1/01/41	5,750	6,822,950
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,290	1,613,042
5.00%, 11/15/45	2,000	2,470,100
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	2,480	1,627,748
General, CAB, Series B, 0.00%, 11/15/32 (c)	4,745	3,153,907
General, Series A, 5.00%, 11/15/50	1,000	1,219,200

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB (continued):
Series A, 5.00%, 11/15/24	$1,375	$1,718,805
Series A, 5.00%, 11/15/41	3,750	4,703,812
Series A, 5.00%, 11/15/46	1,500	1,873,950

		126,037,474
Utilities — 7.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,234,770
Fiscal 2016, Series A, 3.00%, 6/15/36	2,000	2,112,260
Series FF-2, 5.50%, 6/15/40	800	907,560
City of New York New York Municipal Water & Sewer System, Refunding RB, Fiscal 2013, Series BB, 5.00%, 6/15/47	2,000	2,399,340
City of New York New York Water & Sewer System, RB, Fiscal 2009, Series A:
5.75%, 6/15/18 (d)	115	126,357
5.75%, 6/15/40	385	423,361
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	576,620
Series C (CIFG), 5.25%, 9/01/29	3,000	3,965,700
Long Island Power Authority, Refunding RB, Electric System, Series A:
5.50%, 4/01/19 (d)	875	989,179
6.00%, 5/01/19 (d)	2,450	2,813,237
5.00%, 9/01/34	4,280	5,178,629
5.75%, 4/01/39	300	335,223
State of New York Environmental Facilities Corp., RB, 5.00%, 3/15/45	2,535	3,103,651
State of New York Environmental Facilities Corp., Refunding RB:
3.00%, 6/15/35	2,730	2,884,245
4.00%, 6/15/46	1,500	1,708,605
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/36	1,000	1,181,190
Series A, 5.00%, 6/15/45	3,000	3,690,540
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	2,770	2,977,612
Series A, 5.00%, 12/15/34	5,000	6,395,000
Series E, 5.00%, 12/15/41	4,225	5,191,089

		48,194,168
Total Municipal Bonds in New York		514,975,760

Puerto Rico — 1.5%
Housing — 0.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,575	2,777,421
State — 0.2%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35 (g)(h)	2,030	1,355,065
Tobacco — 0.6%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed:
5.50%, 5/15/39	415	415,008
5.63%, 5/15/43	3,070	3,070,031

		3,485,039

See Notes to Financial Statements.

44	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Puerto Rico (continued)
Utilities — 0.3%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	$910	$641,541
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24 (e)	320	229,482
6.00%, 7/01/38	1,130	805,136

		1,676,159
Total Municipal Bonds in Puerto Rico		9,293,684
Total Municipal Bonds — 86.1%		524,269,444

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
New York — 17.7%
County/City/Special District/School District — 3.3%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	750	896,317
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,814,880
City of New York New York, Refunding RB, Series E, 5.00%, 8/01/29	10,000	12,893,200
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,000	2,512,500
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,944,888

		20,061,785
Education — 0.2%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.25%, 7/01/19 (d)	1,350	1,531,346
State — 5.8%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,321,046
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/30	8,000	10,277,120
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	2,250	2,664,792
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,440	1,680,566
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,170,930
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A:
4.00%, 3/15/37	8,740	9,962,116
5.00%, 3/15/45	6,004	7,363,920

		35,440,490
Transportation — 6.4%
Metropolitan Transportation Authority, Refunding RB, Green Bond, SubSeries B-1, 5.00%, 11/15/36	10,000	12,669,295
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,880,483

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	$1,500	$1,746,240
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,950	2,445,203
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,867,538
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/41	10,000	12,543,500

		39,152,259
Utilities — 2.0%
City of New York New York Municipal Water Finance Authority, Refunding RB:
Series A, 4.75%, 6/15/17 (d)	754	783,625
Series A, 4.75%, 6/15/30	3,246	3,373,535
Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	2,790	3,298,450
Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,751	4,441,551

		11,897,161
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.7%		108,083,041
Total Long-Term Investments (Cost — $584,052,770) — 104.5%		636,748,448

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.26% (k)(l)	11,992,833	11,992,833
Total Short-Term Securities (Cost — $11,992,833) — 2.0%		11,992,833
Total Investments (Cost — $596,045,603) — 106.5%		648,741,281
Other Assets Less Liabilities — 1.7%		10,314,054
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.2)%		(49,806,281)

Net Assets — 100.0%		$609,249,054

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	45

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Zero-coupon bond.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	When-issued security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Non-income producing security.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $1,191,479. See Note 4 of the Notes to Financial Statements for details.

(k)	During the year ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	11,992,833	11,992,833	$11,992,833	$6,134
BIF New York Municipal Money Fund	10,358,839	(10,358,839)	—	—	1,473
Total				$11,922,833	$7,607

(l)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(130)	5-Year U.S. Treasury Note	September 2016	$15,881,328	$(191,696)
(564)	10-Year U.S. Treasury Note	September 2016	$75,003,187	(1,088,528)
(241)	Long U.S. Treasury Bond	September 2016	$41,534,844	(1,855,641)
(102)	Ultra U.S. Treasury Bond	September 2016	$19,010,250	(1,048,590)
Total				$(4,184,455)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities–Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$4,184,455	—	$4,184,455

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	(4,266,379)	—	(4,266,379)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(4,977,188)	—	(4,977,188)

See Notes to Financial Statements.

46	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock New York Municipal Opportunities Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$3,883,200	[1]
Average notional value of contracts – short	$109,747,818

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$636,748,448	—	$636,748,448
Short-Term Securities	$11,992,833	—	—	11,992,833

Total	$11,992,833	$636,748,448	—	$648,741,281

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(4,184,455)	—	—	$(4,184,455)

[1]	See above Schedule of Investments for values in each sector or political subdivision.
[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$2,252,350	—	—	$2,252,350
Liabilities:
TOB Trust Certificates	—	$(49,773,913)	—	(49,773,913)

Total	$2,252,350	$(49,773,913)	—	$(47,521,563)

During the year ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	47

Statements of Assets and Liabilities

June 30, 2016	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$875,958,759	$6,722,771,317	$594,207,154	$636,748,448
Investments at value — affiliated[2]	48,518,149	23,262,363	16,471,442	11,992,833
Cash	3,060	—	—	—
Cash pledged for futures contracts	247,500	2,247,000	—	2,252,350
Receivables:
Interest	8,662,174	78,114,469	7,982,525	6,483,925
Capital shares sold	6,613,824	17,889,972	385,287	3,790,595
Variation margin on futures contracts	29,687	97,391	—	284,498
Investments sold	9,378	172,080,684	—	4,452,037
Dividends — affiliated	9,285	9,146	4,205	2,405
Prepaid expenses	74,969	151,343	50,696	22,886

Total assets	940,126,785	7,016,623,685	619,101,309	666,029,977

Accrued Liabilities
Payables:
Investments purchased	36,513,297	130,093,781	23,539,637	5,261,338
Capital shares redeemed	1,151,430	14,607,056	2,228,281	631,163
Income dividends	1,098,173	5,575,395	168,946	549,322
Investment advisory fees	326,536	2,356,156	155,656	242,000
Service and distribution fees	101,820	963,348	45,654	112,731
Interest expense and fees	42,045	—	—	32,368
Officer’s and Directors’ fees	6,588	25,208	6,718	5,728
Other affiliates	3,277	33,127	3,311	2,258
Other accrued expenses	223,444	1,613,325	176,264	170,102

Total accrued liabilities	39,466,610	155,267,396	26,324,467	7,007,010

Other Liabilities
TOB Trust Certificates	46,656,806	—	—	49,773,913

Total liabilities	86,123,416	155,267,396	26,324,467	56,780,923

Net Assets	$854,003,369	$6,861,356,289	$592,776,842	$609,249,054

Net Assets Consist of
Paid-in capital	$797,314,435	$6,426,568,081	$589,136,070	$572,794,492
Undistributed net investment income	566,690	1,536,545	489,161	441,902
Accumulated net realized gain (loss)	(18,116,057)	(61,321,867)	199,477	(12,498,563)
Net unrealized appreciation (depreciation)	74,238,301	494,573,530	2,952,134	48,511,223

Net Assets	$854,003,369	$6,861,356,289	$592,776,842	$609,249,054

[1] Investments at cost — unaffiliated	$801,292,498	$6,226,182,004	$591,255,020	$584,052,770
[2] Investments at cost — affiliated	$48,518,149	$23,262,363	$16,471,442	$11,992,833

See Notes to Financial Statements.

48	ANNUAL REPORT	JUNE 30, 2016

Statements of Assets and Liabilities (concluded)

June 30, 2016	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Net Asset Value
BlackRock
Net assets	—	$331,999,947	—	—

Shares outstanding, $0.10 par value	—	29,583,199	—	—

Net asset value	—	$11.22	—	—

Shares authorized	—	375 Million	—	—

Institutional
Net assets	$554,336,456	$3,326,972,367	$454,165,365	$186,377,698

Shares outstanding, $0.10 par value	55,501,491	296,500,809	44,618,535	16,099,288

Net asset value	$9.99	$11.22	$10.18	$11.58

Shares authorized	100 Million	800 Million	150 Million	Unlimited

Service
Net assets	—	$2,505,229	—	—

Shares outstanding, $0.10 par value	—	223,450	—	—

Net asset value	—	$11.21	—	—

Shares authorized	—	375 Million	—	—

Investor A
Net assets	$228,140,227	$2,669,101,222	$78,879,395	$212,999,743

Shares outstanding, $0.10 par value	22,894,076	237,711,848	7,744,708	18,388,168

Net asset value	$9.97	$11.23	$10.18	$11.58

Shares authorized	100 Million	800 Million	150 Million	Unlimited

Investor A1
Net assets	—	—	$25,202,801	$124,863,824

Shares outstanding, $0.10 par value	—	—	2,474,031	10,780,071

Net asset value	—	—	$10.19	$11.58

Shares authorized	—	—	150 Million	Unlimited

Investor B
Net assets	—	$1,487,353	—	—

Shares outstanding, $0.10 par value	—	132,602	—	—

Net asset value	—	$11.22	—	—

Shares authorized	—	375 Million	—	—

Investor C
Net assets	$71,526,686	$467,928,446	$31,250,765	$77,337,813

Shares outstanding, $0.10 par value	7,157,773	41,671,752	3,138,818	6,679,292

Net asset value	$9.99	$11.23	$9.96	$11.58

Shares authorized	100 Million	375 Million	150 Million	Unlimited

Investor C1
Net assets	—	$61,361,725	—	$7,669,976

Shares outstanding, $0.10 par value	—	5,466,976	—	662,273

Net asset value	—	$11.22	—	$11.58

Shares authorized	—	375 Million	—	Unlimited

Class K
Net assets	—	—	$3,278,516	—

Shares outstanding, $0.10 par value	—	—	322,137	—

Net asset value	—	—	$10.18	—

Shares authorized	—	—	150 Million	—

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	49

Statements of Operations

Year Ended June 30, 2016	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Investment Income
Interest — unaffiliated	$31,629,043	$226,096,903	$5,444,762	$17,570,700
Dividends — affiliated	32,043	154,298	8,999	7,607

Total income	31,661,086	226,251,201	5,453,761	17,578,307

Expenses
Investment advisory	3,394,139	26,757,256	2,040,331	2,438,997
Service and distribution — class specific	1,044,546	11,198,345	569,221	1,042,039
Transfer agent — class specific	314,454	6,160,216	608,832	212,809
Accounting services	124,241	831,856	139,078	79,401
Professional	113,361	213,096	94,018	202,886
Registration	98,097	483,519	101,744	74,209
Officer and Directors	33,319	111,362	33,047	30,475
Custodian	32,536	219,269	31,065	24,134
Printing	22,574	95,650	29,900	40,827
Miscellaneous	58,492	145,821	43,092	50,558

Total expenses excluding interest expense and fees	5,235,759	46,216,390	3,690,328	4,196,335
Interest expense and fees[1]	377,079	934,979	—	222,401

Total expenses	5,612,838	47,151,369	3,690,328	4,418,736
Less:
Fees waived by the Manager	(27,640)	(749,029)	(34,512)	(139,590)
Transfer agent fees waived and/or reimbursed — class specific	(9,342)	(2,818,959)	(545,204)	(125,667)
Fees paid indirectly	(321)	(2,086)	(94)	(67)

Total expenses after fees waived and/or reimbursed and paid indirectly	5,575,535	43,581,295	3,110,518	4,153,412

Net investment income	26,085,551	182,669,906	2,343,243	13,424,895

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,032,839	55,595,685	650,596	2,373,721
Investments — affiliated	—	55,902	—	—
Futures contracts	(929,525)	(2,251,042)	—	(4,266,379)

	103,314	53,400,545	650,596	(1,892,658)

Net change in unrealized appreciation (depreciation) on:
Investments	51,395,821	156,066,767	3,397,023	36,229,001
Futures contracts	(679,499)	(2,224,405)	—	(4,977,188)

	50,716,322	153,842,362	3,397,023	31,251,813

Net realized and unrealized gain	50,819,636	207,242,907	4,047,619	29,359,155

Net Increase in Net Assets Resulting from Operations	$76,905,187	$389,912,813	$6,390,862	$42,784,050

[1] Related to TOB Trusts.

See Notes to Financial Statements.

50	ANNUAL REPORT	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$26,085,551	$22,931,482
Net realized gain	103,314	2,644,892
Net change in unrealized appreciation (depreciation)	50,716,322	4,706,150

Net increase in net assets resulting from operations	76,905,187	30,282,524

Distributions to Shareholders[1]
From net investment income:
Institutional	(16,980,208)	(14,850,178)
Investor A	(7,181,058)	(6,262,478)
Investor C	(1,916,036)	(1,749,511)

Decrease in net assets resulting from distributions to shareholders	(26,077,302)	(22,862,167)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	265,166,033	74,564,728

Net Assets
Total increase in net assets	315,993,918	81,985,085
Beginning of year	538,009,451	456,024,366

End of year	$854,003,369	$538,009,451

Undistributed net investment income, end of year	$566,690	$583,007

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	51

Statements of Changes in Net Assets	BlackRock National Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$182,669,906	$163,831,248
Net realized gain	53,400,545	9,204,623
Net change in unrealized appreciation (depreciation)	153,842,362	(21,569,007)

Net increase in net assets resulting from operations	389,912,813	151,466,864

Distributions to Shareholders[1]
From net investment income:
BlackRock	(10,785,674)	(12,645,467)
Institutional	(84,917,776)	(67,573,453)
Service	(57,926)	(40,889)
Investor A	(75,806,903)	(71,446,493)
Investor B	(49,788)	(94,965)
Investor C	(9,463,516)	(10,084,877)
Investor C1	(1,504,471)	(1,877,415)

Decrease in net assets resulting from distributions to shareholders	(182,586,054)	(163,763,559)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,369,356,783	676,849,248

Net Assets
Total increase in net assets	1,576,683,542	664,552,553
Beginning of year	5,284,672,747	4,620,120,194

End of year	$6,861,356,289	$5,284,672,747

Undistributed net investment income, end of year	$1,536,545	$1,136,804

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$2,343,243	$2,408,170
Net realized gain	650,596	1,378,395
Net change in unrealized appreciation (depreciation)	3,397,023	(4,835,171)

Net increase (decrease) in net assets resulting from operations	6,390,862	(1,048,606)

Distributions to Shareholders[1]
From net investment income:
Institutional	(2,078,141)	(2,172,738)
Investor A	(140,293)	(108,894)
Investor A1	(103,838)	(93,162)
Class K	(20,956)	(33,376)
From net realized gain::
Institutional	(26,930)	–
Investor A	(4,825)	–
Investor A1	(1,931)	–
Investor C	(1,931)	–
Class K	(398)	–

Decrease in net assets resulting from distributions to shareholders	(2,379,243)	(2,408,170)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(76,062,745)	(173,658,416)

Net Assets
Total decrease in net assets	(72,051,126)	(177,115,192)
Beginning of year	664,827,968	841,943,160

End of year	$592,776,842	$664,827,968

Undistributed net investment income, end of year	$489,161	$489,198

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	53

Statements of Changes in Net Assets	BlackRock New York Municipal Opportunities Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$13,424,895	$10,346,967
Net realized gain (loss)	(1,892,658)	506,451
Net change in unrealized appreciation (depreciation)	31,251,813	1,339,685

Net increase in net assets resulting from operations	42,784,050	12,193,103

Distributions to Shareholders[1]
From net investment income:
Institutional	(4,079,953)	(2,226,972)
Investor A	(4,013,453)	(2,244,869)
Investor A1	(3,948,639)	(4,708,256)
Investor C	(1,231,215)	(885,991)
Investor C1	(206,708)	(257,312)

Decrease in net assets resulting from distributions to shareholders	(13,479,968)	(10,323,400)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	246,913,731	81,694,684

Net Assets
Total increase in net assets	276,217,813	83,564,387
Beginning of year	333,031,241	249,466,854

End of year	$609,249,054	$333,031,241

Undistributed net investment income, end of year	$441,902	$511,708

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

54	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights	BlackRock High Yield Municipal Fund

	Institutional
	Year Ended June 30,
	2016		2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.28		$9.12	$8.86		$9.26	$8.35

Net investment income[1]	0.40		0.41	0.44		0.44	0.46
Net realized and unrealized gain (loss)	0.72		0.16	0.26		(0.40)	0.90

Net increase from investment operations	1.12		0.57	0.70		0.04	1.36

Distributions from net investment income[2]	(0.41)		(0.41)	(0.44)		(0.44)	(0.45)

Net asset value, end of year	$9.99		$9.28	$9.12		$8.86	$9.26

Total Return[3]
Based on net asset value	12.32%		6.27%	8.31%		0.17%	16.72%

Ratios to Average Net Assets
Total expenses	0.71%	[4]	0.70%	0.76%	[4]	0.76%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71%	[4]	0.70%	0.76%	[4]	0.76%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.65%	[4]	0.66%	0.69%	[4]	0.66%	0.70%

Net investment income	4.23%	[4]	4.37%	5.02%	[4]	4.63%	5.18%

Supplemental Data
Net assets, end of year (000)	$554,336		$327,422	$242,949		$198,416	$176,895

Borrowings outstanding, end of year (000)	$46,657		$26,216	$28,976		$46,417	$33,861

Portfolio turnover rate	19%		41%	40%		21%	17%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[5]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	55

Financial Highlights (continued)	BlackRock High Yield Municipal Fund

	Investor A
	Year Ended June 30,
	2016		2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.26		$9.10	$8.84		$9.24	$8.33

Net investment income[1]	0.38		0.38	0.41		0.42	0.43
Net realized and unrealized gain (loss)	0.71		0.16	0.26		(0.41)	0.91

Net increase from investment operations	1.09		0.54	0.67		0.01	1.34

Distributions from net investment income[2]	(0.38)		(0.38)	(0.41)		(0.41)	(0.43)

Net asset value, end of year	$9.97		$9.26	$9.10		$8.84	$9.24

Total Return[3]
Based on net asset value	12.05%		6.00%	8.05%		(0.09)%	16.44%

Ratios to Average Net Assets
Total expenses	0.96%	[4]	0.97%	1.01%	[4]	1.01%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%	[4]	0.97%	1.01%	[4]	1.01%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.90%	[4]	0.93%	0.94%	[4]	0.91%	0.97%

Net investment income	3.99%	[4]	4.11%	4.80%	[4]	4.38%	4.85%

Supplemental Data
Net assets, end of year (000)	$228,140		$156,348	$161,218		$104,693	$83,840

Borrowings outstanding, end of year (000)	46,657		26,216	28,976		46,417	33,861

Portfolio turnover rate	19%		41%	40%		21%	17%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[5]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

56	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock High Yield Municipal Fund

	Investor C
	Year Ended June 30,
	2016		2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.28		$9.12	$8.87		$9.27	$8.35

Net investment income[1]	0.31		0.31	0.35		0.34	0.36
Net realized and unrealized gain (loss)	0.71		0.16	0.25		(0.40)	0.92

Net increase (decrease) from investment operations	1.02		0.47	0.60		(0.06)	1.28

Distributions from net investment income[2]	(0.31)		(0.31)	(0.35)		(0.34)	(0.36)

Net asset value, end of year	$9.99		$9.28	$9.12		$8.87	$9.27

Total Return[3]
Based on net asset value	11.20%		5.20%	7.11%		(0.84)%	15.65%

Ratios to Average Net Assets
Total expenses	1.72%	[4]	1.72%	1.78%	[4]	1.78%	1.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.72%	[4]	1.72%	1.78%	[4]	1.78%	1.82%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	1.66%	[4]	1.68%	1.70%	[4]	1.68%	1.73%

Net investment income	3.23%	[4]	3.36%	4.08%	[4]	3.62%	4.12%

Supplemental Data
Net assets, end of year (000)	$71,527		$54,239	$51,858		$50,647	$36,987

Borrowings outstanding, end of year (000)	46,657		26,216	28,976		46,417	33,861

Portfolio turnover rate	19%		41%	40%		21%	17%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[5]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	57

Financial Highlights	BlackRock National Municipal Fund

	BlackRock
	Year Ended June 30,				Period July 18, 2011[1] To June 30, 2012
	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.87	$10.88	$10.56	$10.91	$10.11

Net investment income[2]	0.36	0.39	0.43	0.41	0.45
Net realized and unrealized gain (loss)	0.35	(0.01)	0.32	(0.34)	0.79

Net increase from investment operations	0.71	0.38	0.75	0.07	1.24

Distributions from net investment income[3]	(0.36)	(0.39)	(0.43)	(0.42)	(0.44)

Net asset value, end of period	$11.22	$10.87	$10.88	$10.56	$10.91

Total Return[4]
Based on net asset value	6.70%	3.53%	7.30%	0.47%	12.48%	[5]

Ratio to Average Net Assets
Total expenses	0.53%	0.58%	0.61%	0.61%	0.62%	[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.48%	0.49%	0.52%	0.52%	0.54%	[6]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and reorganization costs[7]	0.46%	0.46%	0.46%	0.46%	0.46%	[6]

Net investment income	3.24%	3.56%	4.09%	3.69%	4.41%	[6]

Supplemental Data
Net assets, end of period (000)	$332,000	$341,071	$366,179	$401,538	$446,620

Borrowings outstanding, end of period (000)	–	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	83%	28%	35%	37%	39%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

58	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (continued)	BlackRock National Municipal Fund

	Institutional
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.86	$10.88	$10.56	$10.91	$10.05

Net investment income[1]	0.34	0.38	0.42	0.40	0.46
Net realized and unrealized gain (loss)	0.36	(0.02)	0.32	(0.35)	0.85

Net increase from investment operations	0.70	0.36	0.74	0.05	1.31

Distributions from net investment income[2]	(0.34)	(0.38)	(0.42)	(0.40)	(0.45)

Net asset value, end of year	$11.22	$10.86	$10.88	$10.56	$10.91

Total Return[3]
Based on net asset value	6.68%	3.33%	7.19%	0.37%	13.28%

Ratios to Average Net Assets
Total expenses	0.60%	0.64%	0.68%	0.68%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58%	0.59%	0.63%	0.62%	0.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and reorganization costs[4]	0.57%	0.55%	0.57%	0.56%	0.57%

Net investment income	3.10%	3.47%	3.98%	3.59%	4.31%

Supplemental Data
Net assets, end of year (000)	$3,326,972	$2,088,580	$1,796,660	$2,029,739	$2,037,090

Borrowings outstanding, end of year (000)	–	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	83%	28%	35%	37%	39%

[1]	Based on avarage shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	59

Financial Highlights (continued)	BlackRock National Municipal Fund

	Service
	Year Ended June 30,				Period July 18, 2011[1] To June 30, 2012
	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.85	$10.86	$10.55	$10.90	$10.11

Net investment income[2]	0.34	0.38	0.43	0.38	0.42
Net realized and unrealized gain (loss)	0.34	(0.03)	0.27	(0.37)	0.77

Net increase from investment operations	0.68	0.35	0.70	0.01	1.19

Distributions from net investment income[3]	(0.32)	(0.36)	(0.39)	(0.36)	(0.40)

Net asset value, end of period	$11.21	$10.85	$10.86	$10.55	$10.90

Total Return[4]
Based on net asset value	6.47%	3.23%	6.85%	(0.05)%	11.97%	[5]

Ratios to Average Net Assets
Total expenses	0.80%	0.82%	0.90%	1.09%	0.91%	[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	0.77%	0.85%	1.04%	0.86%	[6]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and reorganization costs[7]	0.77%	0.74%	0.79%	0.97%	0.78%	[6]

Net investment income	3.06%	3.52%	4.04%	3.42%	4.11%	[6]

Supplemental Data
Net assets, end of period (000)	$2,505	$1,739	$1,089	$1,171	$1,214

Borrowings outstanding, end of period (000)	–	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	83%	28%	35%	37%	39%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor A
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.87	$10.88	$10.57	$10.92	$10.06

Net investment income[1]	0.33	0.36	0.40	0.38	0.44
Net realized and unrealized gain (loss)	0.36	(0.01)	0.31	(0.34)	0.85

Net increase from investment operations	0.69	0.35	0.71	0.04	1.29

Distributions from net investment income[2]	(0.33)	(0.36)	(0.40)	(0.39)	(0.43)

Net asset value, end of year	$11.23	$10.87	$10.88	$10.57	$10.92

Total Return[3]
Based on net asset value	6.42%	3.26%	6.93%	0.21%	13.10%

Ratios to Average Net Assets
Total expenses	0.85%	0.90%	0.90%	0.92%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%	0.75%	0.78%	0.78%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and reorganization costs[4]	0.72%	0.72%	0.72%	0.72%	0.72%

Net investment income	2.97%	3.30%	3.81%	3.42%	4.15%

Supplemental Data
Net assets, end of year (000)	$2,669,101	$2,388,743	$1,990,729	$1,791,782	$1,688,258

Borrowings outstanding, end of year (000)	–	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	61

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor B
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.86	$10.87	$10.56	$10.91	$10.05

Net investment income[1]	0.29	0.32	0.36	0.33	0.39
Net realized and unrealized gain (loss)	0.34	(0.02)	0.30	(0.35)	0.85

Net increase (decrease) from investment operations	0.63	0.30	0.66	(0.02)	1.24

Distributions from net investment income[2]	(0.27)	(0.31)	(0.35)	(0.33)	(0.38)

Net asset value, end of year	$11.22	$10.86	$10.87	$10.56	$10.91

Total Return[3]
Based on net asset value	5.89%	2.73%	6.41%	(0.30)%	12.56%

Ratios to Average Net Assets
Total expenses	1.39%	1.40%	1.40%	1.41%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.25%	1.26%	1.28%	1.29%	1.30%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and reorganization costs[4]	1.23%	1.23%	1.22%	1.23%	1.22%

Net investment income	2.62%	2.87%	3.38%	2.96%	3.69%

Supplemental Data
Net assets, end of year (000)	$1,487	$2,546	$4,705	$10,260	$27,169

Borrowings outstanding, end of year (000)	–	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

62	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor C
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.87	$10.88	$10.57	$10.92	$10.06

Net investment income[1]	0.24	0.28	0.32	0.30	0.36
Net realized and unrealized gain (loss)	0.36	(0.01)	0.31	(0.35)	0.86

Net increase (decrease) from investment operations	0.60	0.27	0.63	(0.05)	1.22

Distributions from net investment income[2]	(0.24)	(0.28)	(0.32)	(0.30)	(0.36)

Net asset value, end of year	$11.23	$10.87	$10.88	$10.57	$10.92

Total Return[3]
Based on net asset value	5.63%	2.49%	6.13%	(0.53)%	12.26%

Ratios to Average Net Assets
Total expenses	1.54%	1.59%	1.62%	1.62%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.49%	1.50%	1.53%	1.53%	1.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and reorganization costs[4]	1.47%	1.47%	1.47%	1.47%	1.47%

Net investment income	2.22%	2.55%	3.08%	2.67%	3.40%

Supplemental Data
Net assets, end of year (000)	$467,928	$397,945	$389,612	$480,207	$483,092

Borrowings outstanding, end of year (000)	–	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	63

Financial Highlights (concluded)	BlackRock National Municipal Fund

	Investor C1
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.87	$10.88	$10.56	$10.91	$10.06

Net investment income[1]	0.27	0.30	0.34	0.32	0.38
Net realized and unrealized gain (loss)	0.35	(0.01)	0.32	(0.35)	0.85

Net increase (decrease) from investment operations	0.62	0.29	0.66	(0.03)	1.23

Distributions from net investment income[2]	(0.27)	(0.30)	(0.34)	(0.32)	(0.38)

Net asset value, end of year	$11.22	$10.87	$10.88	$10.56	$10.91

Total Return[3]
Based on net asset value	5.83%	2.68%	6.43%	(0.35)%	12.37%

Ratios to Average Net Assets
Total expenses	1.34%	1.39%	1.42%	1.42%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.30%	1.31%	1.34%	1.34%	1.36%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and reorganization costs[4]	1.28%	1.28%	1.28%	1.28%	1.28%

Net investment income	2.42%	2.74%	3.27%	2.88%	3.60%

Supplemental Data
Net assets, end of year (000)	$61,362	$64,049	$71,147	$83,766	$100,161

Borrowings outstanding, end of year (000)	–	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

64	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights	BlackRock Short-Term Municipal Fund

	Institutional
	Year Ended June 30,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.11		$10.16	$10.12	$10.17	$10.18

Net investment income[1]	0.05		0.04	0.05	0.07	0.09
Net realized and unrealized gain (loss)	0.07		(0.05)	0.04	(0.05)	0.01

Net increase (decrease) from investment operations	0.12		(0.01)	0.09	0.02	0.10

Distributions:[2]
From net investment income	(0.05)		(0.04)	(0.05)	(0.07)	(0.11)
From net realized gain	(0.00)	[3]	—	—	—	—

Total distributions	(0.05)		(0.04)	(0.05)	(0.07)	(0.11)

Net asset value, end of year	$10.18		$10.11	$10.16	$10.12	$10.17

Total Return[4]
Based on net asset value	1.15%		(0.11)%	0.90%	0.19%	0.96%

Ratios to Average Net Assets
Total expenses	0.52%		0.51%	0.51%	0.51%	0.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.40%		0.40%	0.40%	0.40%	0.40%

Net investment income	0.48%		0.42%	0.54%	0.82%	0.93%

Supplemental Data
Net assets, end of year (000)	$454,165		$492,702	$619,700	$529,687	$643,910

Portfolio turnover rate	67%		72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	65

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A
	Year Ended June 30,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.12		$10.16	$10.12	$10.18	$10.19

Net investment income[1]	0.02		0.01	0.03	0.04	0.07
Net realized and unrealized gain (loss)	0.06		(0.04)	0.03	(0.06)	0.00	[2]

Net increase (decrease) from investment operations	0.08		(0.03)	0.06	(0.02)	0.07

Distributions:[3]
From net investment income	(0.02)		(0.01)	(0.02)	(0.04)	(0.08)
From net realized gain	(0.00)	[4]	—	—	—	—

Total distributions	(0.02)		(0.01)	(0.02)	(0.04)	(0.08)

Net asset value, end of year	$10.18		$10.12	$10.16	$10.12	$10.18

Total Return[5]
Based on net asset value	0.76%		(0.29)%	0.64%	(0.18)%	0.69%

Ratios to Average Net Assets
Total expenses	0.71%		0.70%	0.67%	0.68%	0.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69%		0.69%	0.67%	0.68%	0.66%

Net investment income	0.19%		0.13%	0.26%	0.54%	0.67%

Supplemental Data
Net assets, end of year (000)	$78,879		$100,980	$137,629	$172,314	$204,729

Portfolio turnover rate	67%		72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

66	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A1
	Year Ended June 30,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.12		$10.17	$10.12	$10.18	$10.19

Net investment income[1]	0.04		0.03	0.04	0.06	0.08
Net realized and unrealized gain (loss)	0.06		(0.05)	0.05	(0.06)	0.01

Net increase (decrease) from investment operations	0.10		(0.02)	0.09	0.00	0.09

Distributions:[2]
From net investment income	(0.03)		(0.03)	(0.04)	(0.06)	(0.10)
From net realized gain	(0.00)	[3]	—	—	—	—

Total distributions	(0.03)		(0.03)	(0.04)	(0.06)	(0.10)

Net asset value, end of year	$10.19		$10.12	$10.17	$10.12	$10.18

Total Return[4]
Based on net asset value	1.03%		(0.23)%	0.88%	(0.03)%	0.84%

Ratios to Average Net Assets
Total expenses	0.55%		0.55%	0.54%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%		0.52%	0.52%	0.52%	0.51%

Net investment income	0.36%		0.30%	0.42%	0.70%	0.81%

Supplemental Data
Net assets, end of year (000)	$25,203		$33,292	$37,280	$44,139	$48,377

Portfolio turnover rate	67%		72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	67

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor C
	Year Ended June 30,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.95		$10.07	$10.08	$10.18	$10.18

Net investment loss[1]	(0.06)		(0.07)	(0.06)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.07		(0.05)	0.05	(0.06)	0.01

Net increase (decrease) from investment operations	0.01		(0.12)	(0.01)	(0.10)	0.00

Distributions:[2]
From net investment income	—		—	—	—	(0.00)	[3]
From net realized gain	(0.00)	[3]	—	—	—	—

Total distributions	(0.00)		—	—	—	(0.00)

Net asset value, end of year	$9.96		$9.95	$10.07	$10.08	$10.18

Total Return[4]
Based on net asset value	0.11%		(1.19)%	(0.10)%	(0.98)%	0.01%

Ratios to Average Net Assets
Total expenses	1.48%		1.47%	1.45%	1.46%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.48%		1.47%	1.45%	1.46%	1.44%

Net investment loss	(0.60)%		(0.70)%	(0.55)%	(0.27)%	(0.11)%

Supplemental Data
Net assets, end of year (000)	$31,251		$31,121	$38,520	$50,033	$68,693

Portfolio turnover rate	67%		72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

68	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock Short-Term Municipal Fund

	Class K
	Year Ended June 30,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.11		$10.15	$10.11	$10.18	$10.18

Net investment income[1]	0.05		0.02	0.04	0.07	0.09
Net realized and unrealized gain (loss)	0.06		(0.02)	0.05	(0.07)	0.02

Net increase from investment operations	0.11		0.00	0.09	0.00	0.11

Distributions:[2]
From net investment income	(0.04)		(0.04)	(0.05)	(0.07)	(0.11)
From net realized gain	(0.00)	[3]	—	—	—	—

Total distributions	(0.04)		(0.04)	(0.05)	(0.07)	(0.11)

Net asset value, end of year	$10.18		$10.11	$10.15	$10.11	$10.18

Total Return[4]
Based on net asset value	1.13%		(0.01)%	0.91%	0.00%	1.07%

Ratio to Average Net Assets
Total expenses	0.42%		0.41%	0.39%	0.39%	0.39%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.42%		0.40%	0.39%	0.39%	0.39%

Net investment income	0.45%		0.21%	0.35%	0.79%	0.93%

Supplemental Data
Net assets, end of year (000)	$3,279		$6,732	$8,814	$10,372	$63,503

Portfolio turnover rate	67%		72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	69

Financial Highlights	BlackRock New York Municipal Opportunities Fund

	Institutional
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.90	$10.79	$10.46	$11.01	$10.36

Net investment income[1]	0.36	0.41	0.43	0.46	0.47
Net realized and unrealized gain (loss)	0.69	0.11	0.33	(0.55)	0.65

Net increase (decrease) from investment operations	1.05	0.52	0.76	(0.09)	1.12

Distributions from net investment income[2]	(0.37)	(0.41)	(0.43)	(0.46)	(0.47)

Net asset value, end of year	$11.58	$10.90	$10.79	$10.46	$11.01

Total Return[3]
Based on net asset value	9.80%	4.86%	7.52%	(1.06)%	11.06%

Ratios to Average Net Assets
Total expenses	0.76%	0.78%	0.80%	0.77%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.70%	0.69%	0.79%	0.77%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.65%	0.65%	0.74%	0.71%	0.76%

Net investment income	3.26%	3.73%	4.16%	4.07%	4.43%

Supplemental Data
Net assets, end of year (000)	$186,378	$79,506	$34,777	$34,029	$31,875

Borrowings outstanding, end of year (000)	$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

70	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor A
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.91	$10.80	$10.47	$11.02	$10.37

Net investment income[1]	0.33	0.38	0.41	0.43	0.45
Net realized and unrealized gain (loss)	0.68	0.11	0.33	(0.55)	0.65

Net increase (decrease) from investment operations	1.01	0.49	0.74	(0.12)	1.10

Distributions from net investment income[2]	(0.34)	(0.38)	(0.41)	(0.43)	(0.45)

Net asset value, end of year	$11.58	$10.91	$10.80	$10.47	$11.02

Total Return[3]
Based on net asset value	9.53%	4.61%	7.26%	(1.30)%	10.77%

Ratios to Average Net Assets
Total expenses	1.01%	1.04%	1.03%	1.02%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.94%	0.93%	1.03%	1.02%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.89%	0.89%	0.98%	0.95%	1.02%

Net investment income	3.01%	3.50%	3.92%	3.82%	4.17%

Supplemental Data
Net assets, end of year (000)	$213,000	$82,376	$46,084	$50,220	$43,030

Borrowings outstanding, end of year (000)	$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	71

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor A1
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.91	$10.80	$10.46	$11.02	$10.37

Net investment income[1]	0.35	0.40	0.42	0.44	0.47
Net realized and unrealized gain (loss)	0.67	0.11	0.34	(0.56)	0.65

Net increase (decrease) from investment operations	1.02	0.51	0.76	(0.12)	1.12

Distributions from net investment income[2]	(0.35)	(0.40)	(0.42)	(0.44)	(0.47)

Net asset value, end of year	$11.58	$10.91	$10.80	$10.46	$11.02

Total Return[3]
Based on net asset value	9.55%	4.71%	7.53%	(1.24)%	10.97%

Ratios to Average Net Assets
Total expenses	0.86%	0.88%	0.88%	0.87%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.83%	0.83%	0.88%	0.87%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.78%	0.79%	0.83%	0.80%	0.84%

Net investment income	3.17%	3.61%	4.07%	3.98%	4.36%

Supplemental Data
Net assets, end of year (000)	$124,864	$125,718	$132,184	$140,469	$154,473

Borrowings outstanding, end of year (000)	$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

72	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor C
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.90	$10.80	$10.46	$11.01	$10.37

Net investment income[1]	0.25	0.30	0.33	0.34	0.37
Net realized and unrealized gain (loss)	0.69	0.10	0.34	(0.55)	0.64

Net increase (decrease) from investment operations	0.94	0.40	0.67	(0.21)	1.01

Distributions from net investment income[2]	(0.26)	(0.30)	(0.33)	(0.34)	(0.37)

Net asset value, end of year	$11.58	$10.90	$10.80	$10.46	$11.01

Total Return[3]
Based on net asset value	8.72%	3.74%	6.57%	(2.04)%	9.89%

Ratios to Average Net Assets
Total expenses	1.76%	1.78%	1.78%	1.77%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.69%	1.68%	1.77%	1.77%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.64%	1.64%	1.72%	1.70%	1.73%

Net investment income	2.27%	2.75%	3.17%	3.07%	3.45%

Supplemental Data
Net assets, end of year (000)	$77,338	$37,670	$27,595	$27,082	$25,201

Borrowings outstanding, end of year (000)	$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	73

Financial Highlights (concluded)	BlackRock New York Municipal Opportunities Fund

	Investor C1
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.90	$10.80	$10.46	$11.02	$10.37

Net investment income[1]	0.30	0.34	0.37	0.39	0.42
Net realized and unrealized gain (loss)	0.68	0.10	0.34	(0.56)	0.64

Net increase (decrease) from investment operations	0.98	0.44	0.71	(0.17)	1.06

Distributions from net investment income[2]	(0.30)	(0.34)	(0.37)	(0.39)	(0.41)

Net asset value, end of year	$11.58	$10.90	$10.80	$10.46	$11.02

Total Return[3]
Based on net asset value	9.12%	4.11%	7.00%	(1.73)%	10.43%

Ratios to Average Net Assets
Total expenses	1.35%	1.37%	1.37%	1.36%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32%	1.32%	1.36%	1.36%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.27%	1.28%	1.31%	1.29%	1.33%

Net investment income	2.68%	3.12%	3.58%	3.49%	3.86%

Supplemental Data
Net assets, end of year (000)	$7,670	$7,762	$8,827	$10,038	$11,093

Borrowings outstanding, end of year (000)	$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

74	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements

1. Organization:

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to throughout this report as the “Board of Directors” or the “Board.” The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. BlackRock, Institutional, Service, and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for National Municipal Fund only, fee based programs previously approved by the fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
BlackRock, Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	No2	No3	None
Investor B Shares	No	Yes	To Investor A Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No4	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

Investor A1 Shares are subject to a maximum sales charge on purchases. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases by certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[3]

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[4]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or, for National Municipal Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

ANNUAL REPORT	JUNE 30, 2016	75

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

76	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended June 30, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for

ANNUAL REPORT	JUNE 30, 2016	77

Notes to Financial Statements (continued)

financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense and fees in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense and fees in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense and fees in the Statements of Operations.

For the year ended June 30, 2016, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
High Yield Municipal	$96,716,271	$46,656,806	0.42% - 0.61%	$44,993,338	0.80%
National Municipal	—	—	—	$141,899,915	0.59%
New York Municipal	$108,083,041	$49,773,913	0.41% - 0.56%	$26,613,357	0.79%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at June 30, 2016, in proportion to its participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at June 30, 2016.

	Loan for TOB Trust Certificates	Range of Interest Rates	Average Loan for TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
High Yield Municipal	—	—	$12,434	0.78%

78	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Corporation and the Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

High Yield Municipal:
Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.550%
$250 — $500 Million	0.525%
Greater than $500 Million	0.500%

National Municipal and Short-Term Municipal:
	Rate of Investment Advisory Fees
Aggregate of Average Daily Net Assets of the Two Combined Funds[1]	National Municipal[2]	Short-Term Municipal
First $250 Million	0.450%	0.400%
$250 Million — $400 Million	0.425%	0.375%
$400 Million — $550 Million	0.425%	0.350%
Greater than $550 Million	0.425%	0.325%

Prior to October 1, 2015, the investment advisory fee rate for National Municipal was as follows:

Aggregate of Average Daily Net Assets of the Two Combined Funds[1]
First $250 Million	0.500%
Greater than $250 Million	0.475%

[1]

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

[2]	Effective October 1, 2015.

ANNUAL REPORT	JUNE 30, 2016	79

Notes to Financial Statements (continued)

New York Municipal:
Investment Advisory Fees
Average Daily Net Assets	0.550%

Service and Distribution Fees

The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	—	0.25%	—	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	—	—	0.10%	0.10%
Investor B	—	0.25%	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	—	0.25%	—	0.25%
	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B	—	0.50%	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	—	0.55%	—	0.35%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended June 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
High Yield Municipal	—	$451,081	—	—	$593,465	—	$1,044,546
National Municipal	$4,984	$6,397,622	—	$14,978	$4,281,682	$499,079	$11,198,345
Short-Term Municipal	—	$217,730	$31,731	—	$319,760	—	$569,221
New York Municipal	—	$331,940	$124,464	—	$539,419	$46,216	$1,042,039

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent— class specific in the Statements of Operations:

	Service	Institutional	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
High Yield Municipal	—	$107	—	—	—	—	—	$107
National Municipal	$150	$920,318	$1,443	—	—	$15	—	$921,926
Short-Term Municipal	—	$289,062	—	—	—	—	—	$289,062

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the year ended June 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
High Yield Municipal	—	$961	—	$1,830	—	—	$732	—	$3,523
National Municipal	$11,475	$46,319	$29	$13,364	—	$68	$3,076	$440	$74,771
Short-Term Municipal	—	$2,048	—	$602	$219	—	$210	—	$3,079
New York Municipal	—	$514	—	$862	$2,580	—	$379	$19	$4,354

80	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

For the year ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Class K	Total
High Yield Municipal	—	$196,905	—	$84,559	—	—	$32,990	—	—	$314,454
National Municipal	$138,811	$3,015,770	$1,181	$2,765,101	—	$2,920	$205,975	$30,458	—	$6,160,216
Short-Term Municipal	—	$525,279	—	$43,485	$15,068	—	$24,248	—	$752	$608,832
New York Municipal	—	$62,489	—	$66,186	$56,970	—	$24,459	$2,705	—	$212,809

Other Fees

For the year ended June 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$37,223	$130,868	$5,615	$23,305

For the year ended June 30, 2016, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$24,611	$45,805	$20,862	$24,139
Investor B	—	$2	—	—
Investor C	$7,238	$44,784	$3,224	$12,923
Investor C1	—	$3,348	—	—

Expense Limitations, Waivers, Reimbursements and Recoupments

Effective June 15, 2016, the Manager has voluntarily agreed to waive a portion of its management fee payable by High Yield Municipal and New York Municipal, to 0.47% of the average daily net assets of each Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

Prior to June 15, 2016, for New York Municipal, the Manager voluntarily agreed to waive a portion of its investment advisory fees, so that such fee is reduced for average daily net assets of the Fund as follows:

Average Daily Net Assets	Rate
First $500 Million	0.550%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.500%

For the year ended June 30, 2016, the Manager waived the following amounts, which are included in fees waived by the Manager in the Statements of Operations:

	High Yield Municipal	New York Municipal
Amount waived	$19,000	$22,859

The Manager, with respect to High Yield Municipal, National Municipal, Short-Term Municipal and New York Municipal, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	High Yield Municipal[1]	National Municipal	Short-Term Municipal	New York Municipal[1,2]
BlackRock	—	0.46%	—	—
Institutional	0.57%	—	0.40%	0.57%
Investor A	0.82%	0.72%	0.69%	0.82%
Investor A1	—	—	0.52%	—
Investor B	—	1.23%	—	—
Investor C	1.57%	1.47%	1.55%	1.57%
Investor C1	—	1.28%	—	—

[1]	Contractual waiver became effective on June 15, 2016.
[2]	Prior to June 15, 2016, the contractual waivers for Institutional, Investor A and Investor C Shares were 0.65%, 0.89% and 1.64%, respectively.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to November 1, 2016, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Funds.

ANNUAL REPORT	JUNE 30, 2016	81

Notes to Financial Statements (continued)

In addition, the followings Funds had a waiver of investment advisory fees, which are included in fees waived by the Manager in the Statements of Operations. For the year ended June 30, 2016, the amounts were as follows:

	National Municipal	Short-Term Municipal	New York Municipal
Amount waived	$721,248	$31,906	$101,617

The Manager, with respect to each Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended June 30, 2016, the amounts waived were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amount waived	$8,640	$27,781	$2,606	$15,114

For the year ended June 30, 2016, the amounts included in transfer agent fees waived and/or reimbursed – class specific in the Statements of Operations were as follows:

	BlackRock	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
High Yield Municipal	—	$7,987	—	$767	—	—	$588	—	$9,342
National Municipal	$135,576	—	—	$2,496,838	—	$2,489	$165,962	$18,094	$2,818,959
Short-Term Municipal	—	$525,278	—	$11,120	$8,772	—	$34	—	$545,204
New York Municipal.	—	$44,470	—	$59,301	—	—	$21,896	—	$125,667

For the year ended June 30, 2016, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amount reimbursed	$6,489	$66,576	$6,329	$4,512

If during New York Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended June 30, 2016, the Manager did not recoup any of New York Municipal’s fund level and class specific waivers and/or reimbursements.

On June 30, 2016, New York Municipal’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30, 2017	Expiring June 30, 2018
Fund Level	$152,124	$101,617
Institutional	$15,974	$44,470
Investor A	$31,859	$59,301
Investor C	$14,136	$21,896

The following fund level and class specific waivers and/or reimbursements previously recorded by New York Municipal, which were subject to recoupment by the Manager, expired on June 30, 2016:

Fund Level	$5,627
Institutional	$2,003
Investor A	$1,026
Investor C	$633

82	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

Officers and Directors

Certain officers and/or directors are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s and the Trust’s Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
New York Municipal	$5,613,883	—	—

7. Purchases and Sales:

For the year ended June 30, 2016, purchases and sales of investments excluding short-term securities, were as follows:

	Purchases	Sales
High Yield Municipal	$405,364,580	$116,129,146
National Municipal	$5,814,872,666	$4,739,250,729
Short-Term Municipal	$409,244,089	$449,197,508
New York Municipal	$348,651,633	$85,349,037

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the amortization methods on fixed income securities and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Undistributed net investment income	$(24,566)	$315,889	$(52)	$(14,733)
Accumulated net realized gain (loss)	$24,566	$(315,889)	$52	$14,733

The tax character of distributions paid was as follows:

		High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax-exempt income[1]	06/30/16	$25,920,541	$182,397,220	$2,343,210	$13,267,007
	06/30/15	22,756,661	163,724,608	2,408,031	10,295,993
Ordinary income[2]	06/30/16	156,761	188,834	18	212,961
	06/30/15	105,506	38,951	139	27,407
Long-term capital gains[3]	06/30/16	—	—	36,015	—

Total	06/30/16	$26,077,302	$182,586,054	$2,379,243	$13,479,968

	06/30/15	$22,862,167	$163,763,559	$2,408,170	$10,323,400

[1]	The Funds designate these amounts paid during the fiscal year ended June 30, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended June 30, 2016, as capital gain dividends.

ANNUAL REPORT	JUNE 30, 2016	83

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Undistributed tax-exempt income	$89,624	$2,397,613	$489,161	$76,762
Undistributed ordinary income	39,336	40,017	—	52,379
Undistributed long-term capital gains	—	—	199,477	—
Capital loss carryforwards	(18,264,155)	(64,568,469)	—	(16,109,052)
Net unrealized gains[1]	74,824,129	496,919,047	2,952,134	52,434,473

Total	$56,688,934	$434,788,208	$3,640,772	$36,454,562

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in TOB Trusts.

As of June 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	New York Municipal
No expiration date[1]	$8,723,665	—	$12,693,304
2017	2,901,962	$23,312,712	2,020,225
2018	4,665,271	41,255,757	367,311
2019	1,973,257	—	1,028,212

Total	$18,264,155	$64,568,469	$16,109,052

[1]	Must be utilized prior to losses subject to expiration.

During the year ended June 30, 2016, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

National Municipal	$50,769,150
Short-Term Municipal	$322,206

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$802,995,871	$6,249,114,633	$607,726,462	$546,532,895

Gross unrealized appreciation	$76,523,843	$497,029,995	$2,989,361	$52,689,960
Gross unrealized depreciation	(1,699,612)	(110,948)	(37,227)	(255,487)

Net unrealized appreciation	$74,824,231	$496,919,047	$2,952,134	$52,434,473

9. Bank Borrowings:

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are each a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

84	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

ANNUAL REPORT	JUNE 30, 2016	85

Notes to Financial Statements (continued)

Concentration Risk: New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s respective portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, National Municipal and New York Municipal invested a significant portion of its assets in securities in the transportation sector. Short-Term Municipal invested a significant portion of its assets in securities in the county, city, special district, school district sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2016		Year Ended June 30, 2015
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	32,554,983	$312,280,507	45,102,954	$423,065,828
Shares issued in reinvestment of distributions	1,026,190	9,836,372	1,000,744	9,390,641
Shares redeemed	(13,365,639)	(127,437,567)	(37,458,625)	(352,592,076)

Net increase	20,215,534	$194,679,312	8,645,073	$79,864,393

Investor A
Shares sold	12,102,701	$115,793,815	9,254,843	$86,320,049
Shares issued in reinvestment of distributions	571,395	5,457,455	455,687	4,259,873
Shares redeemed	(6,665,756)	(63,496,067)	(10,544,977)	(97,769,831)

Net increase (decrease)	6,008,340	$57,755,203	(834,447)	$(7,189,909)

Investor C
Shares sold	2,156,577	$20,723,617	2,559,556	$24,094,275
Shares issued in reinvestment of distributions	154,636	1,478,964	142,625	1,336,310
Shares redeemed	(995,541)	(9,471,063)	(2,545,298)	(23,540,341)

Net increase	1,315,672	$12,731,518	156,883	$1,890,244

Total Net Increase	27,539,546	$265,166,033	7,967,509	$74,564,728

	Year Ended June 30, 2016		Year Ended June 30, 2015
National Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	294,187	$3,245,263	172,837	$1,900,188
Shares issued in reinvestment of distributions	452,071	4,975,458	502,814	5,518,768
Shares redeemed	(2,554,529)	(28,054,607)	(2,948,248)	(32,361,822)

Net decrease	(1,808,271)	$(19,833,886)	(2,272,597)	$(24,942,866)

Institutional
Shares sold	152,075,238	$1,669,761,983	55,833,740	$613,105,629
Shares issued in reinvestment of distributions	5,024,776	55,368,180	3,523,411	38,668,413
Shares redeemed	(52,846,645)	(583,120,790)	(32,299,646)	(354,184,923)

Net increase	104,253,369	$1,142,009,373	27,057,505	$297,589,119

86	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

	Year Ended June 30, 2016		Year Ended June 30, 2015
National Municipal (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	83,642	$920,540	113,954	$1,251,903
Shares issued in reinvestment of distributions	3,435	37,793	2,857	31,287
Shares redeemed	(23,839)	(260,353)	(56,790)	(618,780)

Net increase	63,238	$697,980	60,021	$664,410

Investor A
Shares sold	67,003,340	$736,421,470	80,144,915	$879,503,968
Shares issued in reinvestment of distributions	6,267,777	69,029,096	5,786,719	63,549,696
Shares redeemed	(55,304,665)	(608,981,762)	(49,111,145)	(539,239,530)

Net increase	17,966,452	$196,468,804	36,820,489	$403,814,134

Investor B
Shares sold	7,155	$78,793	3,438	$37,908
Shares issued in reinvestment of distributions	2,831	31,092	5,828	63,943
Shares redeemed	(111,796)	(1,228,957)	(207,595)	(2,270,700)

Net decrease	(101,810)	$(1,119,072)	(198,329)	$(2,168,849)

Investor C
Shares sold	9,925,990	$109,349,291	5,941,576	$65,316,455
Shares issued in reinvestment of distributions	692,085	7,622,657	722,056	7,930,234
Shares redeemed	(5,551,773)	(61,145,503)	(5,856,453)	(64,270,673)

Net increase	5,066,302	$55,826,445	807,179	$8,976,016

Investor C1
Shares sold	233	$2,556	16,455	$178,738
Shares issued in reinvestment of distributions	80,547	886,328	98,884	1,085,699
Shares redeemed	(507,950)	(5,581,745)	(761,168)	(8,347,153)

Net decrease	(427,170)	$(4,692,861)	(645,829)	$(7,082,716)

Total Net Increase	125,012,110	$1,369,356,783	61,628,439	$676,849,248

	Year Ended June 30, 2016		Year Ended June 30, 2015
Short-Term Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,904,804	$161,455,640	15,259,025	$154,700,384
Shares issued in reinvestment of distributions	92,840	942,600	104,379	1,058,434
Shares redeemed	(20,103,812)	(204,071,621)	(27,652,754)	(280,338,097)

Net decrease	(4,106,168)	$(41,673,381)	(12,289,350)	$(124,579,279)

Investor A
Shares sold	4,789,098	$48,577,839	5,017,051	$50,843,007
Shares issued in reinvestment of distributions	11,694	118,869	8,784	89,117
Shares redeemed	(7,037,384)	(71,416,307)	(8,587,605)	(87,128,142)

Net decrease	(2,236,592)	$(22,719,599)	(3,561,770)	$(36,196,018)

Investor A1
Shares sold	8	$82	822	$8,350
Shares issued in reinvestment of distributions	6,054	61,529	5,245	53,234
Shares redeemed	(821,749)	(8,357,824)	(383,755)	(3,894,078)

Net decrease	(815,687)	$(8,296,213)	(377,688)	$(3,832,494)

ANNUAL REPORT	JUNE 30, 2016	87

Notes to Financial Statements (concluded)

	Year Ended June 30, 2016		Year Ended June 30, 2015
Short-Term Municipal (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,516,857	$15,084,860	1,325,819	$13,280,247
Shares issued in reinvestment of distributions	165	1,639	—	—
Shares redeemed	(1,505,138)	(14,980,853)	(2,025,529)	(20,290,134)

Net increase (decrease)	11,884	$105,646	(699,710)	$(7,009,887)

Class K*
Shares sold	—	—	7,841	$79,399
Shares issued in reinvestment of distributions	2,104	$21,354	3,287	33,323
Shares redeemed	(345,904)	(3,500,552)	(213,202)	(2,153,460)

Net decrease	(343,800)	$(3,479,198)	(202,074)	$(2,040,738)

Total Net Decrease	(7,490,363)	$(76,062,745)	(17,130,592)	$(173,658,416)

	Year Ended June 30, 2016		Year Ended June 30, 2015
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,141,296	$113,200,720	6,829,410	$74,757,900
Shares issued in reinvestment of distributions	284,024	3,178,427	148,603	1,636,295
Shares redeemed	(1,619,815)	(18,042,743)	(2,906,311)	(31,813,541)

Net increase	8,805,505	$98,336,404	4,071,702	$44,580,654

Investor A
Shares sold	12,277,802	$137,550,456	5,313,915	$58,535,084
Shares issued in reinvestment of distributions	317,895	3,560,801	172,179	1,895,701
Shares redeemed	(1,760,247)	(19,702,144)	(2,199,385)	(24,210,035)

Net increase	10,835,450	$121,409,113	3,286,709	$36,220,750

Investor A1
Shares sold	749	$8,589	10,627	$116,434
Shares issued in reinvestment of distributions	241,001	2,687,208	288,948	3,179,983
Shares redeemed	(988,893)	(11,013,932)	(1,010,068)	(11,121,792)

Net decrease	(747,143)	$(8,318,135)	(710,493)	$(7,825,375)

Investor C
Shares sold	3,727,791	$41,660,891	1,150,240	$12,623,904
Shares issued in reinvestment of distributions	95,068	1,063,276	63,969	703,690
Shares redeemed	(598,900)	(6,684,986)	(314,641)	(3,451,754)

Net increase	3,223,959	$36,039,181	899,568	$9,875,840

Investor C1
Shares sold	10	$116	6	$65
Shares issued in reinvestment of distributions	11,982	133,549	14,812	162,982
Shares redeemed	(61,535)	(686,497)	(120,323)	(1,320,232)

Net decrease	(49,543)	$(552,832)	(105,505)	$(1,157,185)

Total Net Increase	22,068,228	$246,913,731	7,441,981	$81,694,684

*	Effective on September 1, 2015, all of the issued and outstanding BlackRock Shares of BlackRock Short-Term Municipal Fund were redesignated as Class K Shares.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective on August 15, 2016, all of the issued and outstanding BlackRock Shares of National Municipal were redesignated as Class K Shares. The redesignation to Class K Shares had no impact on, or result in a decrease in, total operating expenses of the class. Shareholders will continue to receive all of the same services and have all of the same rights and privileges that they currently have as holders of BlackRock Shares.

88	ANNUAL REPORT	JUNE 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Municipal Bond Fund, Inc., the Board of Trustees of BlackRock Multi-State Municipal Series Trust and the Shareholders of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund Inc., and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust (collectively, the “Funds”) as of June 30, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers and other financial intermediaries; when replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of

BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund Inc., and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2016

ANNUAL REPORT	JUNE 30, 2016	89

Disclosure of Investment Advisory Agreements

The Board of Directors of BlackRock Municipal Bond Fund (the “Corporation”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust (the “Trust”), (collectively, the “Board,” the members of which are referred to as “Board Members”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the Corporation, on behalf of the BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), and between the Trust, on behalf of the BlackRock New York Municipal Opportunities Fund (the “New York Fund,” along with the High Yield Fund, National Fund and Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of Trust, and BlackRock, each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation or the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, for the High Yield Fund, the National Fund and the New York Fund, customized peer groups selected by BlackRock (“Customized Peer Groups”); (b) information on the

1	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, for the High Yield Fund, the National Fund and the New York Fund, the Customized Peer Groups. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

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Disclosure of Investment Advisory Agreements (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three-, and five-year periods reported, the High Yield Fund ranked in the first, second, and first quartiles, respectively, against the Broadridge Performance Universe. The Board also noted that for each of the one-, three- and five-year periods reported, the High Yield Fund ranked in the second quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for the High Yield Fund in that it ranks the Fund’s performance based on a blend of total return and yield.

The Board noted that for each of the one-, three- and five-year periods reported, the National Fund ranked in the second quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for the National Fund in that it ranks the Fund’s performance based on a blend of total return and yield.

The Board noted that for each of the one-, three- and five-year periods reported, the Short-Term Fund ranked in the fourth quartile against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Short-Term Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Short-Term Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Short-Term Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-, three- and five-year periods reported, the New York Fund ranked in the first quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for the New York Fund in that it ranks the Fund’s performance based on a blend of total return and yield. The Board noted that effective February 28, 2015, the New York Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock New York Municipal Bond Fund to BlackRock New York Municipal Opportunities Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

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Disclosure of Investment Advisory Agreements (concluded)

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that the National Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedules. This adjustment was implemented on October 1, 2015. The Board further noted that BlackRock has contractually agreed to a cap on the National Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that the New York Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the New York Fund has an advisory fee arrangement that includes voluntary breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually agreed to a cap on the New York Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. The contractual expense cap was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, each for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JUNE 30, 2016	93

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

94	ANNUAL REPORT	JUNE 30, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015, (Director); Since 2010, (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	135 RICs consisting of 325 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or, in the case of an Independent Director, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Funds. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72.

[3]   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock, Inc. or the PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director.

ANNUAL REPORT	JUNE 30, 2016	95

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Corporation/Trust serve at the pleasure of the Board.
Further information about the Corporation’s and Trust’s Officers and Directors is available in the Corporation’s and Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Corporation and Trust.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Corporation and Trust.

On June 2, 2016, the Board appointed Henry R. Keizer as a Director of the Corporation and Trust, effective July 28, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

96	ANNUAL REPORT	JUNE 30, 2016

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

ANNUAL REPORT	JUNE 30, 2016	97

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

98	ANNUAL REPORT	JUNE 30, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-6/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust	$30,763	$30,763	$0	$0	$12,852	$12,852	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

3

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust	$12,852	$12,852

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

4

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b)     Certifications – Attached hereto

5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date:	September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date:	September 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date:	September 2, 2016